  Prospectus

  GOLDMAN SACHS SPECIALTY FUNDS

 Class A, B
 and C Shares

 October 1,
 1999,
 as revised
 December 22, 1999



 .Goldman Sachs
 Internet
 Tollkeeper
 Fund SM

 .Goldman Sachs
 Real Estate
 Securities
 Fund



[GRAPHIC APPEARS HERE]

   THE SECURITIES AND EXCHANGE COMMISSION HAS
   NOT APPROVED OR DISAPPROVED THESE
   SECURITIES OR PASSED UPON THE ADEQUACY OF
   THIS PROSPECTUS. ANY REPRESENTATION TO THE
   CONTRARY IS A CRIMINAL OFFENSE.

   AN INVESTMENT IN A FUND IS NOT A BANK
   DEPOSIT AND IS NOT INSURED BY THE FEDERAL
   DEPOSIT INSURANCE CORPORATION OR ANY OTHER
   GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
   INVOLVES INVESTMENT RISKS, INCLUDING
   POSSIBLE LOSS OF PRINCIPAL.

[LOGO OF GOLDMAN SACHS APPEARS HERE]

   NOT FDIC-INSURED              May Lose Value    No Bank Guarantee

 General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Internet Tollkeeper and Real Estate Securities Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."

 THE FUND INVESTS IN "INTERNET TOLLKEEPER" COMPANIES,
 AND ITS NET ASSET VALUE MAY FLUCTUATE SUBSTANTIALLY
 OVER TIME. BECAUSE THE FUND CONCENTRATES ITS
 INVESTMENTS IN INTERNET TOLLKEEPER COMPANIES, THE
 FUND'S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM
 THE RETURNS OF THE BROADER STOCK MARKET AND OF "PURE"
 INTERNET FUNDS. PAST PERFORMANCE IS NOT AN INDICATION
 OF FUTURE RETURNS AND, DEPENDING ON THE TIMING OF YOUR
 INVESTMENT, YOU MAY LOSE MONEY EVEN IF THE FUND'S PAST
 RETURNS HAVE BEEN POSITIVE. THE FUND'S PARTICIPATION IN
 THE INITIAL PUBLIC OFFERING (IPO) MARKET DURING ITS
 INITIAL START-UP PHASE MAY HAVE HAD A MAGNIFIED IMPACT
 ON THE FUND'S PERFORMANCE BECAUSE OF ITS RELATIVELY
 SMALL ASSET BASE. AS THE FUND'S ASSETS GROW, IT IS
 PROBABLE THAT THE EFFECT OF IPO INVESTMENTS ON THE
 FUND'S FUTURE PERFORMANCE WILL NOT BE AS SIGNIFICANT.

 GROWTH STYLE FUNDS--INTERNET TOLLKEEPER FUND


 Goldman Sachs' Growth Investment Philosophy:
 1.  Invest as if buying the company/business, not simply trading its stock:
 . Understand the business, management, prod-
   ucts and competition.
 . Perform intensive, hands-on fundamental
   research.
 . Seek businesses with strategic competitive
   advantages.
 . Over the long-term, expect each company's stock price ultimately to track the growth in the value of the business.

 2. Buy high-quality growth businesses that possess strong business fran-chises, favorable long-term prospects and excellent management.

 3. Purchase superior long-term growth companies at a favorable price--seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 REAL ESTATE SECURITIES FUND


 Goldman Sachs' Real Estate Securities Investment Philosophy:
 When choosing the Fund's securities, the Investment Adviser:
 . Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
 . Seeks to buy securities at a discount to the intrinsic value of the busi-
   ness (assets and management).
 . Seeks a team approach to decision making.

 Over time, REITs (which stand for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies

Goldman Sachs
Internet Tollkeeper Fund

        FUND FACTS
--------------------------------------------------------------------------------

        Objective:  Long-term growth of capital

 Investment Focus:  U.S. equity securities that offer long-term capital appreciation with a primary focus on the media, telecommunications, technology and Internet sectors

 Investment Style:  Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities and at least 65% of its total assets in equity securities of "Internet Tollkeeper" companies (as described below), which are companies in the media, telecommunications, technology and Internet sectors which provide access, infrastructure, content and services to Internet companies and Internet users. The Fund seeks to achieve its investment objective by investing in equity securities of companies that the Investment Adviser believes will benefit from the growth of the Internet by providing access, infrastructure, content and services to Internet companies and customers. The Fund may also invest up to 35% of its total assets in other companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Investment Adviser believes exhibit a sustainable business model. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging markets or countries ("emerging countries") and securities quoted in foreign currencies.

 The Internet. The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institu-tions, government agencies, and individuals to communicate electronically, access and share information, and conduct business.

 The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies.

 Internet Tollkeepers. The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Internet Toll-keepers. In general, the Investment Adviser defines a tollkeeper as a com-pany with predictable, sustainable or recurring revenue streams. Like a toll collector for a highway or bridge, these tollkeeper companies may grow reve-nue by increasing "traffic," or customers and sales, and raising "tolls," or prices. The Investment Adviser believes that the characteristics of many of these tollkeepers, including dominant market share and strong brand name, should enable them to consistently grow their business. An Internet Toll-keeper is a company that has developed or is seeking to develop predictable, sustainable or recurring revenue streams by applying the above characteris-tics to the growth of the Internet. The Investment Adviser does not define companies that merely have an Internet site or sell some products over the Internet as Internet Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund's 35% basket of securities which are or may not be Internet Tollkeepers).

 Internet Tollkeepers are media, telecommunications, technology and Internet companies which provide access, infrastructure, content and services to Internet companies and Internet users. The following represent examples of each of these types of companies, but should not be construed to exclude other types of Internet Tollkeepers:
 .Access providers enable individuals and businesses to connect to the
  Internet through, for example, cable systems or the telephone network. .Infrastructure companies provide items such as servers, routers, software and storage necessary for companies to participate in the Internet.
 .Media content providers own copyrights, distribution networks and/or pro-gramming. Traditional media companies stand to benefit from an increase in advertising spending by Internet companies. Copyright owners stand to bene-fit from a new distribution channel for their music and video properties. They also will

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


  benefit from increasing demand for traditional items like CD's and DVD's driven by aggressive competition among Internet retailers.
 .Service providers may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses. For example, Internet companies may contract out advertising sales or credit card clearing to service providers.

 Our Approach to Investing in the Internet. While the Internet is clearly a significant force in shaping businesses and driving the economy, the Invest-ment Adviser believes that many Internet-based companies may not have sus-tainable growth. Many Internet-based companies that are engaged in elec-tronic commerce are focused on driving sales volume and competing with other Internet-based companies. Often, this competition is based on price, and if these companies do not own strong franchises, then the Investment Adviser believes there could be significant uncertainty regarding their long-term profitability.

 The Investment Adviser believes that another attractive way to invest in the Internet sector is to invest in businesses participating in the growth of the Internet that potentially have long-lasting strategic advantages. Char-acteristics of these companies may include: dominant market share, strong brand names, recurring revenue streams, cost advantages, economies of scale, financial strength, technological advantages and strong, experienced manage-ment teams.

 Beneficiaries of the Internet that may meet the above criteria include those companies (Internet Tollkeepers) providing access, infrastructure, content, and services to Internet companies and Internet users. The Fund will also invest in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure or competitive advantage. Internet-based companies that exhibit a sustainable business model may also be candidates for purchase by the Fund. The Investment Adviser pays careful attention to the stock prices of these companies, seeking to purchase them at a discount to their intrinsic value.

 Because of its narrow industry focus, the Fund's investment performance will be closely tied to many factors which affect the Internet and Internet-related industries. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund's net asset value is more likely to have greater fluctuations than that of a Fund which invests in other industries.

Goldman Sachs
Real Estate Securities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Total return comprised of long-term growth of capital
                      and dividend income

         Benchmark:   Wilshire Real Estate Securities Index

  Investment Focus:   REITs and real estate industry companies

  Investment Style:   Growth at a discount


 INVESTMENT OBJECTIVE


 The Fund seeks total return comprised of long-term growth of capital and dividend income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all and at least 80% of its total assets in a diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

 A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construc-tion, financing, management or sale of commercial, industrial or residential real estate or interests therein.

 The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend pay-ing capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and secu-rities quoted in foreign currencies.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



 Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by bor-rowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to main-tain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geo-graphic region are also subject to risks affecting such industries and regions.

 REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

 The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Con-sequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond Jan-uary 31.

 Other. The Fund may invest up to 20% of its total assets in fixed-income securities, such as corporate debt and bank obligations, that offer the potential to further the Fund's investment objective.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semiannual reports. The annual report for the Internet Tollkeeper Fund for the fiscal period ended December 31, 1999 will become available to shareholders in February 2000. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 . No specific percentage limitation on usage;limited only by the objectives and strategies of the Fund

                                                        Internet  Real Estate
                                                       Tollkeeper Securities
                                                          Fund       Fund
-- Not permitted
-----------------------------------------------------------------------------
Investment Practices
Borrowings                                               33 1/3     33 1/3
Credit, currency, index, interest rate and mortgage
 swaps                                                     --          .
Custodial receipts                                         .           .
Equity Swaps                                               10         10
Foreign Currency Transactions*                             .           .
Futures Contracts and Options on Futures Contracts         .           .
Interest rate caps, floors and collars                     --          .
Investment Company Securities (including World Equity
 Benchmark Shares and Standard & Poor's Depository
 Receipts)                                                 10         10
Mortgage Dollar Rolls                                      --          .
Options on Foreign Currencies/1/                           .           .
Options on Securities and Securities Indices/2/            .           .
Repurchase Agreements                                      .           .
Securities Lending                                       33 1/3     33 1/3
Short Sales Against the Box                                25         25
Unseasoned Companies                                       .           .
Warrants and Stock Purchase Rights                         .           .
When-Issued Securities and Forward Commitments             .           .
-----------------------------------------------------------------------------

 *  Limited by the amount the Fund invests in foreign securities.
 1  May purchase and sell call and put options.
 2  May sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage
   limitation on usage;
   limited only by the
   objectives andstrategies
   of the Fund
-- Not permitted

                           Internet  Real Estate
                          Tollkeeper Securities
                             Fund       Fund
------------------------------------------------
Investment Securities
American, European and
 Global Depository
 Receipts                     .           .
Asset-Backed and
 Mortgage-Backed
 Securities/3/                .           .
Bank Obligations/3/           .           .
Convertible
 Securities/4/                .           .
Corporate Debt
 Obligations/3/               .           .
Equity Securities            90+         80+
Emerging Country
 Securities/5/                25         15
Fixed Income Securities       10         20
Foreign Securities/5/         25         15
Non-Investment Grade
 Fixed Income Securities    10/6/       20/6/
Real Estate Investment
 Trusts                       .           .
Stripped Mortgage Backed
 Securities/3/                --          .
Structured Securities/3/      .           .
Temporary Investments        100         100
U.S. Government
 Securities/3/                .           .
Yield Curve Options and
 Inverse Floating Rate
 Securities                   --          .
------------------------------------------------


 3  Limited by the amount the Fund invests in fixed-income securities.
 4 Convertible securities purchased by the Funds use the same rating criteria for convertible and non-convertible debt securities.
 5 The Internet Tollkeeper and Real Estate Securities Funds may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including emerging country securities.
 6  May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                      Real
                         Internet    Estate
 . Applicable            Tollkeeper Securities
-- Not applicable          Fund       Fund
---------------------------------------------
Credit/Default              .          .
Foreign                     .          .
Emerging Countries          .          .
Industry Concentration      .          .
Internet                    .          --
Stock                       .          .
Derivatives                 .          .
Interest Rate               .          .
Management                  .          .
Market                      .          .
Liquidity                   .          .
Other                       .          .
---------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS


 . Credit/Default Risk--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 . Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 . Emerging Countries Risk--The securities markets of Asian, Latin American,
  Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
 . Industry Concentration Risk--The risk that each of the Funds concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. Each Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Funds may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.
 . Internet Risk--The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.
 . Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 . Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

 . Interest Rate Risk--The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term securities.
 . Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 . Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual compa-nies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 . Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be espe-cially subject to the risk that during certain periods the liquidity of par-ticular issuers or industries, or all securities within these investment cat-egories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the "Asset Allocation Portfolios") expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's net asset value ("NAV").
 . Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The Internet Tollkeeper Fund has not commenced operations as of the date of this Prospectus, and the Real Estate Securities Fund commenced operations on July 27, 1998. Since neither Fund has at least one full calendar year's per-formance for the period ending on December 31, 1998, no performance informa-tion is provided in this section. See Appendix B for the Real Estate Securi-ties Fund's financial highlights.

Fund Fees and Expenses (Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Fund.


                                                     Internet Tollkeeper
                                                            Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees                                     1.00%   1.00%   1.00%
Distribution and Service Fees                       0.25%   1.00%   1.00%
Other Expenses8                                     0.29%   0.29%   0.29%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      1.54%   2.29%   2.29%
--------------------------------------------------------------------------

See page 16 for all other footnotes.

  * As a result of the current expense limitations, "Other Expenses" and "Total Fund Operating Expenses" of the Fund which are actually incurred are as set forth below. The expense limitations may be termi-nated at any time at the option of the Investment
     Adviser. If this occurs, "Other Expenses" and "Total
     Fund Operating Expenses" may increase without share-holder approval.

                                                          Internet Tollkeeper
                                                                 Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees                          0.25%   1.00%   1.00%
  Other Expenses8                                        0.25%   0.25%   0.25%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current expense
   limitations)                                          1.50%   2.25%   2.25%
 ------------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



                                                   Real Estate Securities
                                                            Fund
                                                   -----------------------
                                                   Class A Class B Class C
--------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases     5.5%1   None    None
Maximum Deferred Sales Charge (Load)2                None1   5.0%3   1.0%4
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                           None    None    None
Redemption Fees5                                     None    None    None
Exchange Fees5                                       None    None    None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):6
Management Fees                                     1.00%   1.00%   1.00%
Distribution and Service Fees7                      0.25%   1.00%   1.00%
Other Expenses8                                     1.51%   1.51%   1.51%
--------------------------------------------------------------------------
Total Fund Operating Expenses*                      2.76%   3.51%   3.51%
--------------------------------------------------------------------------

See page 16 for all other footnotes.

  * As a result of the current waivers and expense limi-tations, "Other Expenses" and "Total Fund Operating
     Expenses" of the Fund which are actually incurred are as set forth below. The waivers and expense lim-itations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other
     Expenses" and "Total Fund Operating Expenses" may increase without shareholder approval.

                                                        Real Estate Securities
                                                                 Fund
                                                        -----------------------
                                                        Class A Class B Class C
 ------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):6
  Management Fees                                        1.00%   1.00%   1.00%
  Distribution and Service Fees7                         0.25%   1.00%   1.00%
  Other Expenses8                                        0.19%   0.19%   0.19%
 ------------------------------------------------------------------------------
  Total Fund Operating Expenses (after current waivers
   and expense limitations)                              1.44%   2.19%   2.19%
 ------------------------------------------------------------------------------

Fund Fees and Expenses continued

/1/The maximum sales charge is a percentage of the offering price. A contin-gent deferred sales charge ("CDSC") of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
/2/The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
/3/A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
/4/A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of pur-
   chase.
/5/A transaction fee of $7.50 may be charged for redemption proceeds paid by wire. In addition to free reinvestments of dividends and distributions in shares of other Goldman Sachs Funds or shares of the Goldman Sachs Institu-tional Liquid Assets Portfolios (the "ILA Portfolios") and free automatic exchanges pursuant to the Automatic Exchange Program, six free exchanges are permitted in each 12-month period. A fee of $12.50 may be charged for each subsequent exchange during such period.
/6/The Funds' annual operating expenses have been estimated for the current fiscal year.
/7/The Distributor has voluntarily agreed not to impose a portion of the dis-tribution and service fee on the Real Estate Securities Fund equal to 0.25% of the Fund's average daily net assets. The waiver may be terminated at any time at the option of the Distributor. If this occurs, the distribution and service fee of the Real Estate Securities Fund will increase to 0.50% of the Fund's average daily net assets.
/8/"Other Expenses" include transfer agency fees equal, on an annualized basis, to 0.19% of the average daily net assets of each Fund's Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, distribution and service fees, trans-fer agency fees, taxes, interest and brokerage fees and litigation, indem-nification and other extraordinary expenses) to the following percentages of each Fund's average daily net assets, respectively:

                     Other
  Fund             Expenses
 --------------------------
  Internet
    Tollkeeper       0.06%
  Real Estate
    Securities       0.00%

                                                          FUND FEES AND EXPENSES

Example
The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                                             1 Year 3 Years
---------------------------------------------------------------
Internet Tollkeeper
Class A Shares                                    $698  $1,010
Class B Shares
 - Assuming complete redemption at end of period  $732  $1,015
 - Assuming no redemption                         $232  $  715
Class C Shares
 - Assuming complete redemption at end of period  $332  $  715
 - Assuming no redemption                         $232  $  715
---------------------------------------------------------------
Real Estate Securities
Class A Shares                                    $837  $1,429
Class B Shares
 - Assuming complete redemption at end of period  $854  $1,377
 - Assuming no redemption                         $354  $1,077
Class C Shares
 - Assuming complete redemption at end of period  $454  $1,077
 - Assuming no redemption                         $354  $1,077
---------------------------------------------------------------

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months.
Certain institutions that sell Fund Shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "What I Should Know When I Purchase Shares Through An Authorized Dealer?"

Service Providers

 INVESTMENT ADVISER



  Investment Adviser
 ---------------------------------------------
  Goldman Sachs Asset Management ("GSAM")
  32 Old Slip
  New York, New York 10005
 ---------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Advis-er, merged into The Goldman Sachs Group, Inc. as a result of an initial pub-lic offering. As of September 30, 1999, GSAM, along with other units of IMD, had assets under management of $203 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 . Supervises all non-advisory operations of the Funds
 . Provides personnel to perform necessary executive, administrative and clerical services to the Funds
 . Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 . Maintains the records of each Fund
 . Provides office space and all necessary office equipment and services

                                                               SERVICE PROVIDERS


 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                               Actual Rate
                                           For the Fiscal Year
                                            or Period  Ended
                          Contractual Rate  December 31, 1998
 -------------------------------------------------------------
  Internet Tollkeeper          1.00%               N/A
 -------------------------------------------------------------
  Real Estate Securities       1.00%              1.00%
 -------------------------------------------------------------

 FUND MANAGERS


 M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand is also Pres-ident of Commodities Corporation LLC since 1981, of which Goldman Sachs is the parent company. Over the course of his 18-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Growth Equity Investment Team
 . 18 year consistent investment style applied through diverse and complete market cycles
 . More than $12 billion in equities currently under management
 . More than 250 client account relationships
 . A portfolio management and analytical team with more than 150 years com-bined investment experience

--------------------------------------------------------------------------------
Growth Equity Investment Team

                                                        Years
                                                        Primarily
 Name and Title         Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------------
 George D. Adler             Senior Portfolio Manager--    Since      Mr. Adler joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager in
                                                                      1997. From 1990 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty
                                                                      Investment Management,
                                                                      Inc. ("Liberty").
------------------------------------------------------------------------------------------------
 Steve Barry                 Senior Portfolio Manager--    Since      Mr. Barry joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager in
                                                                      1999. From 1988 to 1999,
                                                                      he was a portfolio
                                                                      manager at Alliance
                                                                      Capital Management.
------------------------------------------------------------------------------------------------
 Robert G. Collins           Senior Portfolio Manager--    Since      Mr. Collins joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as
                                                                      portfolio manager and
                                                                      Co-Chair of the Growth
                                                                      Equity Investment
                                                                      Committee in 1997. From
                                                                      1991 to 1997, he was a
                                                                      portfolio manager at
                                                                      Liberty. His past
                                                                      experience includes work
                                                                      as a special situations
                                                                      analyst with Raymond
                                                                      James & Associates for
                                                                      five years.
------------------------------------------------------------------------------------------------
 Herbert E. Ehlers           Senior Portfolio Manager--    Since      Mr. Ehlers joined the
 Managing Director           Internet Tollkeeper           1999       Investment Adviser as a
                                                                      senior portfolio manager
                                                                      and Chief Investment
                                                                      Officer of the Growth
                                                                      Equity team in 1997.
                                                                      From 1994 to 1997, he
                                                                      was the Chief Investment
                                                                      Officer and Chairman of
                                                                      Liberty. He was a
                                                                      portfolio manager and
                                                                      President at Liberty's
                                                                      predecessor firm, Eagle
                                                                      Asset Management
                                                                      ("Eagle"), from 1984 to
                                                                      1994.
------------------------------------------------------------------------------------------------
 Gregory H. Ekizian          Senior Portfolio Manager--    Since      Mr. Ekizian joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as
                                                                      portfolio manager and
                                                                      Co-Chair of the Growth
                                                                      Equity Investment
                                                                      Committee in 1997. From
                                                                      1990 to 1997, he was a
                                                                      portfolio manager at
                                                                      Liberty and its
                                                                      predecessor firm, Eagle.
------------------------------------------------------------------------------------------------
 Scott Kolar                 Portfolio Manager--           Since      Mr. Kolar joined the
 Associate                   Internet Tollkeeper           1999       Investment Adviser as an
                                                                      equity analyst in 1997
                                                                      and became a portfolio
                                                                      manager in 1999. From
                                                                      1994 to 1997, he was an
                                                                      equity analyst and
                                                                      information systems
                                                                      specialist at Liberty.
------------------------------------------------------------------------------------------------
 David G. Shell              Senior Portfolio Manager--    Since      Mr. Shell joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager in
                                                                      1997. From 1987 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty and
                                                                      its predecessor firm,
                                                                      Eagle.
------------------------------------------------------------------------------------------------
 Ernest C. Segundo, Jr.      Senior Portfolio Manager--    Since      Mr. Segundo joined the
 Vice President              Internet Tollkeeper           1999       Investment Adviser as a
                                                                      portfolio manager in
                                                                      1997. From 1992 to 1997,
                                                                      he was a portfolio
                                                                      manager at Liberty.
------------------------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS

--------------------------------------------------------------------------------

 Real Estate Securities Team
 The Real Estate Securities portfolio management team includes individuals with backgrounds in:
 . Fundamental real estate acquisition, development and operations
 . Real estate capital markets
 . Mergers and acquisitions
 . Asset management

                                        Years
                                        Primarily
 Name and Title   Fund Responsibility   Responsible Five Year Employment History
---------------------------------------------------------------------------------
 Herbert E.        Portfolio Manager--     Since    Mr. Ehlers joined the
 Ehlers            Real Estate             1998     Investment Adviser as a
 Managing          Securities                       senior portfolio manager and
 Director                                           Chief Investment Officer of
                                                    the Growth Equity team in
                                                    1997. From 1994 to 1997, he
                                                    was the Chief Investment
                                                    Officer and Chairman of
                                                    Liberty. He was a portfolio
                                                    manager and President at
                                                    Liberty's predecessor firm,
                                                    Eagle, from 1984 to 1994.
---------------------------------------------------------------------------------
 Elizabeth         Portfolio Manager--     Since    Ms. Groves joined the
 Groves            Real Estate             1998     Investment Adviser as a
 Vice President    Securities                       portfolio manager in 1998.
                                                    Her previous experience
                                                    includes 12 years in the real
                                                    estate and real estate
                                                    finance business. From 1991
                                                    to 1997, she worked in the
                                                    Real Estate Department of the
                                                    Investment Banking Division
                                                    of Goldman Sachs, where she
                                                    was responsible for both
                                                    public and private capital
                                                    market transactions.
---------------------------------------------------------------------------------
 Mark Howard-      Portfolio Manager--     Since    Mr. Howard-Johnson joined the
 Johnson           Real Estate             1998     Investment Adviser as a
 Vice President    Securities                       portfolio manager in 1998.
                                                    His previous experience
                                                    includes 15 years in the real
                                                    estate finance business. From
                                                    1996 to 1998, he was the
                                                    senior equity analyst for
                                                    Boston Financial, responsible
                                                    for the Pioneer Real Estate
                                                    Shares Fund. Prior to joining
                                                    Boston Financial, from 1994
                                                    to 1996, Mr. Howard-Johnson
                                                    was a real estate securities
                                                    analyst for The Penobscot
                                                    Group, Inc., one of only two
                                                    independent research firms in
                                                    the public real estate
                                                    securities business.
---------------------------------------------------------------------------------

 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly

                                                               SERVICE PROVIDERS

 known as the "Year 2000 Problem"). To the extent these systems conduct for-ward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 . The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 . The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 . Cash
 . Additional shares of the same class of the same Fund
 . Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

                           Investment    Capital Gains
Fund                    Income Dividends Distributions
------------------------------------------------------
Internet Tollkeeper         Annually       Annually
------------------------------------------------------
Real Estate Securities     Quarterly       Annually
------------------------------------------------------

From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distribu-tions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' shares.

 HOW TO BUY SHARES


 How Can I Purchase Class A, Class B And Class C Shares Of The Funds? You may purchase shares of the Funds through:
 . Goldman Sachs:
 . Authorized Dealers; or
 . Directly from Goldman Sachs Trust (the "Trust").

 In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application attached to this Prospectus.

 To Open an Account:
 . Complete the enclosed Account Application
 . Mail your payment and Account Application to:
  Your Authorized Dealer
  - Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
  - Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

  or

  Goldman Sachs Funds c/o National Financial Data Services, Inc. ("NFDS"), P.O. Box 219711, Kansas City, MO 64121-9711
  - Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds - (Name of Fund and Class of Shares)
  - NFDS will not accept a check drawn on a foreign bank, a third-party check, cash, money orders, travelers checques or credit card checks
  - Federal funds wire, Automated Clearing House Network ("ACH") transfer or bank wires should be sent to State Street Bank and Trust Company ("State Street") (each Fund's custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

 What Is My Minimum Investment In The Funds?

                                                             Initial Additional
 ------------------------------------------------------------------------------
  Regular Accounts                                           $1,000     $50
 ------------------------------------------------------------------------------
  Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and
   Education IRAs)                                             $250     $50
 ------------------------------------------------------------------------------
  Uniform Gift to Minors Act Accounts/Uniform Transfer to
   Minors Act Accounts                                         $250     $50
 ------------------------------------------------------------------------------
  403(b) Plan Accounts                                         $200     $50
 ------------------------------------------------------------------------------
  SIMPLE IRAs and Education IRAs                                $50     $50
 ------------------------------------------------------------------------------
  Automatic Investment Plan Accounts                            $50     $50
 ------------------------------------------------------------------------------

 What Alternative Sales Arrangements Are Available?
 The Funds offer three classes of shares through this Prospectus.


 ------------------------------------------------------------------------
  Maximum Amount You Can Buy In The  Class A No limit
   Aggregate Across Funds
                         ------------------------------------------------
                                     Class B $250,000
                         ------------------------------------------------
                                     Class C $1,000,000
 ------------------------------------------------------------------------
  Initial Sales Charge               Class A Applies to purchases of less
                                             than $1 million--varies by
                                             size of investment with a
                                             maximum of 5.5%
                         ------------------------------------------------
                                     Class B None
                         ------------------------------------------------
                                     Class C None
 ------------------------------------------------------------------------
  CDSC                               Class A 1.00% on certain investments
                                             of $1 million or more if you
                                             sell within 18 months
                         ------------------------------------------------
                                     Class B 6 year declining CDSC with a
                                             maximum of 5%
                         ------------------------------------------------
                                     Class C 1% if shares are redeemed
                                             within 12 months of purchase
 ------------------------------------------------------------------------
  Conversion Feature                 Class A None
                         ------------------------------------------------
                                     Class B Class B Shares convert to
                                             Class A Shares after 8 years
                         ------------------------------------------------
                                     Class C None
 ------------------------------------------------------------------------

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 . Refuse to open an account if you fail to (i) provide a social security number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
 . Reject or restrict any purchase or exchange order by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of

                                                               SHAREHOLDER GUIDE

  frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt management of a Fund.
 . Modify or waive the minimum investment amounts.
 . Modify the manner in which shares are offered.
 . Modify the sales charge rates applicable to future purchases of shares.

 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange shares is deter-mined by a Fund's NAV and share class. Each class calculates its NAV as fol-lows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV =   -----------------------------------------------
                Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.

 . NAV per share of each share class is calculated by the Fund's custodian on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 . When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
 . When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discretion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund opera-tions and other relevant factors.

 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

 What Is The Offering Price Of Class A Shares?
 The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as fol-lows:


                                                     Sales Charge  Maximum Dealer
                                     Sales Charge as as Percentage  Allowance as
         Amount of Purchase           Percentage of  of Net Amount  Percentage of
  (including sales charge, if any)   Offering Price    Invested    Offering Price*
 ---------------------------------------------------------------------------------
  Less than $50,000                       5.50%          5.82%          5.00%
  $50,000 up to (but less than)
   $100,000                               4.75           4.99           4.00
  $100,000 up to (but less than)
   $250,000                               3.75           3.90           3.00
  $250,000 up to (but less than)
   $500,000                               2.75           2.83           2.25
  $500,000 up to (but less than)
   $1 million                             2.00           2.04           1.75
  $1 million or more                      0.00**         0.00**          ***
 ---------------------------------------------------------------------------------

   * Dealer's allowance may be changed periodically. During special promo-tions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be "underwriters" under the Securities Act of 1933.
  ** No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
 *** The Distributor pays a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain pension and profit sharing plans, pension funds and other company-sponsored benefit plans investing in the Funds which sat-isfy the criteria set forth below in "When Are Class A Shares Not Sub-ject To A Sales Load?" or $1 million or more by certain "wrap" accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if all of the shares held are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan sponsor or the third party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with "wrap" accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

                                                               SHAREHOLDER GUIDE


 What Else Do I Need To Know About Class A Shares' CDSC?
 Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, exclud-ing any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemp-tions in certain circumstances. See "In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?" below.

 When Are Class A Shares Not Subject To A Sales Load?
 Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
 . Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
 . Qualified retirement plans of Goldman Sachs;
 . Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
 . Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
 . Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
 . Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
 . Pension and profit sharing plans, pension funds and other company-spon-
   sored benefit plans that:
  . Buy shares of Goldman Sachs Funds worth $500,000 or more; or . Have 100 or more eligible employees at the time of purchase; or . Certify that they expect to have annual plan purchases of shares of
    Goldman Sachs Funds of $200,000 or more; or . Are provided administrative services by certain third-party administra-
    tors that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
  . Have at the time of purchase aggregate assets of at least $2,000,000;

 . "Wrap" accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
 . Registered investment advisers investing for accounts for which they receive asset-based fees;
 . Accounts over which GSAM or its advisory affiliates have investment dis-
   cretion; or
 . Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA.

 You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemp-tion. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

 How Can The Sales Charge On Class A Shares Be Reduced?
 . Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings (shares at current offering price), plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds' Transfer Agent at the time of investment that a quantity discount is applicable. Use of this service is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
 . Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commit-ment to invest in the aggregate $50,000 or more (not counting reinvest-ments of dividends and distributions) within a period of 13 months in Class A Shares of one or more Goldman Sachs Fund. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

                                                               SHAREHOLDER GUIDE


 COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES


 What Is The Offering Price Of Class B Shares?
 You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

 The CDSC schedule is as follows:

                             CDSC as a
                           Percentage of
                           Dollar Amount
  Year Since Purchase     Subject to CDSC
 ----------------------------------------
  First                         5%
  Second                        4%
  Third                         3%
  Fourth                        3%
  Fifth                         2%
  Sixth                         1%
  Seventh and thereafter       None
 ----------------------------------------

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Deal-ers.

 What Should I Know About The Automatic Conversion Of Class B Shares?
 Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

 If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

 If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

 The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

 A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES


 What Is The Offering Price Of Class C Shares?
 You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will be deducted from the redemption proceeds; provided that in connection with purchases by pension and profit sharing plans, pension funds and other company-sponsored benefit plans, where all of the Class C Shares are redeemed within 12 months of pur-chase, a CDSC of 1% may be imposed upon the plan sponsor or third party administrator.

 Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor's expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is paid by the Distributor to Authorized Dealers.

 COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B
 AND C SHARES


 What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?
 . The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
  . No CDSC is charged on shares acquired from reinvested dividends or capi-
    tal gains distributions.
  . No CDSC is charged on the per share appreciation of your account over the initial purchase price.
  . When counting the number of months since a purchase of Class B or Class
    C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.
 . To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

                                                               SHAREHOLDER GUIDE


 In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or
 Reduced?
 The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
 . Retirement distributions or loans to participants or beneficiaries from pension and profit sharing plans, pension funds and other company-spon-sored benefit plans (each a "Retirement Plan");
 . The death or disability (as defined in Section 72(m)(7) of the Internal
   Revenue Code of 1986, as amended (the "Code")) of a participant or benefi-ciary in a Retirement Plan;
 . Hardship withdrawals by a participant or beneficiary in a Retirement Plan; . Satisfying the minimum distribution requirements of the Code;
 . Establishing "substantially equal periodic payments" as described under
   Section 72(t)(2) of the Code;
 . The separation from service by a participant or beneficiary in a Retire-
   ment Plan;
 . The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
 . Excess contributions distributed from a Retirement Plan;
 . Distributions from a qualified Retirement Plan invested in the Goldman
   Sachs Funds which are being rolled over to a Goldman Sachs IRA; or . Redemption proceeds which are to be reinvested in accounts or non-regis-
   tered products over which GSAM or its advisory affiliates have investment discretion.

 In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

 How Do I Decide Whether To Buy Class A, B Or C Shares?
 The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

 . Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
 . Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and serv-ice fee paid by Class B

  Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower divi-dend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares.
 . Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).
  Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely.
  A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares.

 Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

 In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 HOW TO SELL SHARES


 How Can I Sell Class A, Class B And Class C Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

                                                               SHAREHOLDER GUIDE



  Instructions For Redemptions:
 -------------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Obtain a signature guarantee (see details below)
                   .Mail your request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 219711
                    Kansas City, MO 64121-9711
 -------------------------------------------------------------------------
  By Telephone:     If you have not declined the telephone redemption
                    privilege on your Account Application:
                   .1-800-526-7384
                    (8:00 a.m. to 4:00 p.m. New York time)
                   .You may redeem up to $50,000 of your shares
                    within any 7 calendar day period
                   .Proceeds which are sent directly to a Goldman
                    Sachs brokerage account are not subject to the
                    $50,000 limit
 -------------------------------------------------------------------------

 When Do I Need A Signature Guarantee To Redeem Shares?
 A signature guarantee is required if:
 . You are requesting in writing to redeem shares in an amount over $50,000; . You would like the redemption proceeds sent to an address that is not your address of record; or
 . You would like to change the bank designated on your Account Application.

 A signature guarantee is designed to protect you, the Funds and Goldman Sachs from fraud. You may obtain a signature guarantee from a bank, securi-ties broker or dealer, credit union having the authority to issue signature guarantees, savings and loan association, building and loan association, cooperative bank, federal savings bank or association, national securities exchange, registered securities association or clearing agency, provided that such institution satisfies the standards established by Goldman Sachs. Additional documentation may be required for executors, trustees or corpora-tions or when deemed appropriate by the Transfer Agent.

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person iden-tifying himself or herself as the owner of an account or the owner's registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

 In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and NFDS each employ reasonable proce-dures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 . All telephone requests are recorded.
 . Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guar-antee, indicating another address or account) and exchanges of shares nor-mally will be made only to an identically registered account.
 . Telephone redemptions will not be accepted during the 30-day period fol-
   lowing any change in your address of record.
 . The telephone redemption option does not apply to shares held in a "street name" account. "Street name" accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in "street name," you should contact your registered representative of record, who may make tel-ephone redemptions on your behalf.
 . The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 . Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 . A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.

                                                               SHAREHOLDER GUIDE

 . To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
 . Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.
 By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 . Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

 The Trust reserves the right to:
 . Redeem your shares if your account balance is less than $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 . Redeem your shares in other circumstances determined by the Board of
   Trustees to be in the best interests of the Trust.
 . Pay redemptions by a distribution in-kind of securities (instead of cash).
   If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs
 Fund?
 You may redeem shares of a Fund and reinvest a portion or all of the redemp-tion proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must rein-vest the share proceeds within 90 days after you redeem. You may reinvest as follows:
  . Class A or B Shares--Class A Shares of the same Fund or any other
    Goldman Sachs Fund
  . Class C Shares--Class C Shares of the same Fund or any other Goldman
    Sachs Fund

 . You should obtain and read the applicable prospectuses before investing in any other Funds.
 . If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
 . The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-shel-tered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
 . You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and rein-vestment.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange shares of a Fund at NAV without the imposition of an ini-tial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to exchange
                   .Obtain a signature guarantee (see details above)
                   .Mail the request to:
                    Goldman Sachs Funds
                    c/o NFDS
                    P.O. Box 219711
                    Kansas City, MO 64121-9711
                   or for overnight delivery -
                   Goldman Sachs Funds
                   c/o NFDS
                   330 West 9th St.
                   Poindexter Bldg., 1st Floor
                   Kansas City, MO 64105
 -----------------------------------------------------------------------
  By Telephone:    If you have not declined the telephone redemption
                   privilege on your Account Application:
                   .1-800-526-7384 (8:00 a.m. to 4:00 p.m.
                    New York time)
 -----------------------------------------------------------------------

                                                               SHAREHOLDER GUIDE

 You should keep in mind the following factors when making or considering an exchange:
  . You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
  . Six free exchanges are allowed in each 12 month period.
  . A $12.50 fee may be charged for each subsequent exchange.
  . There is no charge for exchanges made pursuant to the Automatic Exchange
    Program.
  . The exchanged shares may later be exchanged for shares of the same class
    (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
  . When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
  . Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384.
  . All exchanges which represent an initial investment in a Fund must sat-
    isfy the minimum initial investment requirements of that Fund.
  . Exchanges are available only in states where exchanges may be legally made.
  . It may be difficult to make telephone exchanges in times of drastic eco-
    nomic or market conditions.
  . Goldman Sachs and NFDS may use reasonable procedures described under "What Do I Need to Know About Telephone Redemption Requests?" in an effort to prevent unauthorized or fraudulent telephone exchange requests.
  . Telephone exchanges normally will be made only to an identically regis-tered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 SHAREHOLDER SERVICES


 Can I Arrange To Have Automatic Investments Made On A Regular Basis?
 You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, your Authorized Dealer or you may check the appropriate box on the Account Application.

 Can My Dividends And Distributions From A Fund Be Invested In Other Funds? You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 . Shares will be purchased at NAV.
 . No initial sales charge or CDSC will be imposed.
 . You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

 Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
 You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of any other Goldman Sachs Fund.
 . Shares will be purchased at NAV.
 . No initial sales charge is imposed.
 . Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
 . Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
 . Minimum dollar amount: $50 per month.

 What Else Should I Know About Cross-Reinvestments And Automatic Exchanges? Cross-reinvestments and automatic exchanges are subject to the following conditions:
 . You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.

                                                               SHAREHOLDER GUIDE

 . You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund's minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
 . You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

 Can I Have Automatic Withdrawals Made On A Regular Basis?
 You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.
 . It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
 . You must have a minimum balance of $5,000 in a Fund.
 . Checks are mailed on or about the 25th day of each month.
 . Each systematic withdrawal is a redemption and therefore a taxable trans-
   action.
 . The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

 What Types of Reports Will I Be Sent Regarding My Investment?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-526-7384. You will also be provided with a printed confirmation for each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your account is held in "street name" you may receive your statement and confirmations on a differ-ent schedule. The Funds do not generally provide sub-accounting services.

 What Should I Know When I Purchase Shares Through An Authorized Dealer? Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

 If shares of a Fund are held in a "street name" account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distribu-tions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

 Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:
 . A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund's NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
 . Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

 You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Autho-rized Dealers depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 DISTRIBUTION SERVICES AND FEES


 What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
 The Trust has adopted distribution and service plans (each a "Plan") under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from

                                                               SHAREHOLDER GUIDE

 their arrangements. Goldman Sachs pays the distribution and service fees on a quarterly basis.

 Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund's average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

 The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:
 . Compensation paid to and expenses incurred by Authorized Dealers, Goldman
   Sachs and their respective officers, employees and sales representatives; . Commissions paid to Authorized Dealers;
 . Allocable overhead;
 . Telephone and travel expenses;
 . Interest and other costs associated with the financing of such compensa-
   tion and expenses;
 . Printing of prospectuses for prospective shareholders;
 . Preparation and distribution of sales literature or advertising of any type; and
 . All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

 PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES


 Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund's average daily net assets attributed to Class A Shares (Real Estate Securities Fund only), Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inqui-ries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

 In connection with the sale of Class C Shares, Goldman Sachs begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 There are certain tax requirements that the Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

                                                                        TAXATION


 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss recog-nized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be

                                                                      APPENDIX A

 borne by a Fund and its shareholders. The portfolio turnover rate is calcu-lated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. During the Internet Tollkeeper's first year of opera-tions, its portfolio turnover rate is not expected to exceed 50%. See "Fi-nancial Highlights" in Appendix B for a statement of the Real Estate Securi-ties Fund's historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks


 Risks of Investing In Internet and Internet-Related Companies. Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires exten-sive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regula-tory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions (which may be caused by the "Year 2000 Problem" or other reasons), and the risk of losses arising out of liti-gation related to these losses. Many Internet compa-nies have exceptionally high price-to-earnings ratios with little or no earnings histories, and many Internet companies are currently operating at a loss and may never be profitable. In certain instances, Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the Internet and Internet-related industry can expe-rience sudden and rapid appreciation and depreciation.

 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of suffi-cient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have lim-ited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading vol-umes.

 Risks of Foreign Investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to sharehold-

                                                                      APPENDIX A

 ers or converted to U.S. dollars, the Fund may have to sell portfolio secu-rities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Efforts in foreign countries to remediate potential Year 2000 prob-lems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the investment portfolio of a Fund may be adversely affected. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or con-fiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are height-ened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated

                                                                      APPENDIX A

 that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of the characteristics discussed above and lower trading vol-umes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 . Both domestic and foreign securities that are not readily marketable
 . Certain stripped mortgage-backed securities
 . Repurchase agreements and time deposits with a notice or demand period of more than seven days
 . Certain over-the-counter options

                                                                      APPENDIX A

 . Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 The Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 . U.S. government securities
 . Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's

 . Certificates of deposit
 . Bankers' acceptances
 . Repurchase agreements
 . Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

                                                                      APPENDIX A

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITs. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund

                                                                      APPENDIX A

 invests in foreign securities, currency exchange rates, or to otherwise man-age their term structures, sector selection and durations in accordance with their investment objectives and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures con-tracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the mar-ket value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 . While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 . Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to addi-tional risk of loss.
 . The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 . Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 . As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 . Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 . Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a con-tract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with primary dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements

                                                                      APPENDIX A

 with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Each Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or secu-rities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Other Investment Companies. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its pro-portionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 . Standard & Poor's Depository Receipts. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P
   500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 . World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disrup-tions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Each Fund may invest in companies (including predeces-sors) which have operated less than three years. The securities of such com-panies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

                                                                      APPENDIX A

 Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial insti-tutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

 Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. Government Securities and Related Custodial Receipts. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securi-ties. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in cer-tain mortgages principally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securi-

                                                                      APPENDIX A

 ties can be expected to accelerate. Accordingly, a Fund's ability to main-tain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed col-lateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Borrowings. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of their total assets for tempo-rary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

 Mortgage Dollar Rolls. The Real Estate Securities Fund may enter into mort-gage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously con-tracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund bene-fits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the secu-rities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Fund treats mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Yield Curve Options. The Real Estate Securities Fund may enter into options on the yield "spread" or differential between two securities. Such transac-tions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securi-ties, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 The Real Estate Securities Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its fore-casts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 Inverse Floaters. The Real Estate Securities Fund may invest in inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets

                                                                      APPENDIX A

 in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the vola-tility of its market value.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an invest-ment in a Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 1998 has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request). As of the date of this Prospectus the Internet Tollkeeper Fund had not commenced oper-ations.


 REAL ESTATE SECURITIES FUND



                                                            Income from
                                                      investment operationsa
                                                     -------------------------
                                                                 Net realized
                                           Net asset            and unrealized
                                            value,      Net     gain (loss) on
                                           beginning investment   investment
                                           of period   income    transactions
------------------------------------------------------------------------------
For the Six Months Ended June 30, (Unaudited)
1999 - Class A Shares                       $ 9.20     $0.21e       $0.60e
1999 - Class B Shares                         9.27      0.20e        0.59e
1999 - Class C Shares                         9.21      0.21e        0.57e
1999 - Institutional Shares                   9.21      0.22e        0.61e
1999 - Service Shares                         9.21      0.20e        0.61e
------------------------------------------------------------------------------
For the Period Ended December 31,
1998 - Class A Shares (commenced July 27)    10.00      0.15        (0.80)
1998 - Class B Shares (commenced July 27)    10.00      0.14e       (0.83)e
1998 - Class C Shares (commenced July 27)    10.00      0.22e       (0.91)e
1998 - Institutional Shares (commenced
 July 27)                                    10.00      0.31e       (0.95)e
1998 - Service Shares (commenced July 27)    10.00      0.25e       (0.91)e
------------------------------------------------------------------------------


a  Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemp-tion charge were taken into account.
c  Annualized.
d  Not annualized.
e  Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
                            From net
               In excess  realized gain Net Increase                     Net assets   Ratio of
   From net      of net   on investment  (Decrease)  Net asset           at end of  net expenses
  investment   investment  and options  in net asset value, end  Total     period    to average
    income       income   transactions     value     of period  returnb  (in 000s)   net assets
------------------------------------------------------------------------------------------------
    $(0.17)      $ --         $ --         $0.64       $9.84      8.91%d  $112,430      1.44%c
     (0.15)        --           --          0.64        9.91      8.63d        161      2.19c
     (0.15)        --           --          0.63        9.84      8.57d        245      2.19c
     (0.18)        --           --          0.65        9.86      9.20d     63,892      1.04c
     (0.16)        --           --          0.65        9.86      8.95d          2      1.54c
------------------------------------------------------------------------------------------------
     (0.15)        --           --         (0.80)       9.20     (6.53)d    19,961      1.47c
     (0.04)        --           --         (0.73)       9.27     (6.88)d         2      2.19c
     (0.10)        --           --         (0.79)       9.21     (6.85)d         1      2.19c
     (0.15)        --           --         (0.79)       9.21     (6.37)d    47,516      1.04c
     (0.13)        --           --         (0.79)       9.21     (6.56)d         1      1.54c
------------------------------------------------------------------------------------------------

 REAL ESTATE SECURITIES FUND (continued)


                                                 Ratios assuming
                                               no voluntary waiver
                                                     of fees
                                              or expense limitations
                                            --------------------------
                                Ratio of                   Ratio of
                             net investment  Ratio of   net investment
                               income to    expenses to     income     Portfolio
                                average     average net   to average   turnover
                               net assets     assets      net assets     rate
--------------------------------------------------------------------------------
1999 - Class A Shares             4.47%c       2.02%c        3.89%c     8.89%d
1999 - Class B Shares             4.09c        2.52c         3.76c      8.89d
1999 - Class C Shares             4.48c        2.52c         4.15c      8.89d
1999 - Institutional
 Shares                           4.64c        1.37c         4.31c      8.89d
1999 - Service Shares             4.31c        1.87c         3.98c      8.89d
--------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced July 27)             23.52c        3.52c        21.47c      6.03d
1998 - Class B Shares
 (commenced July 27)              3.60c        4.02c         1.77c      6.03d
1998 - Class C Shares
 (commenced July 27)              5.49c        4.02c         3.66c      6.03d
1998 - Institutional
 Shares (commenced July 27)       8.05c        2.87c         6.22c      6.03d
1998 - Service Shares
 (commenced July 27)              6.29c        3.37c         4.46c      6.03d
--------------------------------------------------------------------------------

a  Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemp-tion charge were taken into account.
c  Annualized.
d  Not annualized.
e  Calculated based on the average shares outstanding methodology.

Index

   1 General Investment Management Approach
   3 Fund Investment Objectives and Strategies
       3 Goldman Sachs Internet Tollkeeper Fund
       6 Goldman Sachs Real Estate Securities Fund
   8 Other Investment Practices and Securities
  10 Principal Risks of the Funds
  13 Fund Performance
  14 Fund Fees and Expenses
  18 Service Providers
  24 Dividends

  25 Shareholder Guide
      25 How To Buy Shares
      34 How To Sell Shares
  44 Taxation
  46 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  66 Appendix B
     Financial Highlights

Specialty Funds
Prospectus (Class A, B and C Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The annual report for the Internet Tollkeeper Fund for the fiscal period ended December 31, 1999 will become available to shareholders in February 2000.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-526-7384
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC EDGAR database - http://www.sec.gov
    Goldman Sachs - http://www.gs.com (Prospectus Only)

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

                            [LOGO OF GOLDMAN SACHS]
        The Funds' investment company registration number is 811-5349. Goldman Sachs Internet Tollkeeper Fund is a service mark of Goldman, Sachs &
                                      Co.

509412
SPECPROABC

  Prospectus

  GOLDMAN SACHS SPECIALTY FUNDS

 Institutional
 Shares

 October 1,
 1999, as
 revised
 December 22, 1999



 .Goldman Sachs
  Internet
  Tollkeeper
  Fund SM

 .Goldman Sachs
  Real Estate
  Securities
  Fund



[GRAPHIC]

   THE SECURITIES AND EXCHANGE COMMISSION HAS
   NOT APPROVED OR DISAPPROVED THESE
   SECURITIES OR PASSED UPON THE ADEQUACY OF
   THIS PROSPECTUS. ANY REPRESENTATION TO THE
   CONTRARY IS A CRIMINAL OFFENSE.

   AN INVESTMENT IN A FUND IS NOT A BANK
   DEPOSIT AND IS NOT INSURED BY THE FEDERAL
   DEPOSIT INSURANCE CORPORATION OR ANY OTHER
   GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
   INVOLVES INVESTMENT RISKS, INCLUDING
   POSSIBLE LOSS OF PRINCIPAL.

[LOGO OF GOLDMAN SACHS]

   NOT FDIC-INSURED              May Lose Value    No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Internet Tollkeeper and Real Estate Securities Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."

 THE FUND INVESTS IN "INTERNET TOLLKEEPER" COMPANIES,
 AND ITS NET ASSET VALUE MAY FLUCTUATE SUBSTANTIALLY
 OVER TIME. BECAUSE THE FUND CONCENTRATES ITS
 INVESTMENTS IN INTERNET TOLLKEEPER COMPANIES, THE
 FUND'S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM
 THE RETURNS OF THE BROADER STOCK MARKET AND OF "PURE"
 INTERNET FUNDS. PAST PERFORMANCE IS NOT AN INDICATION
 OF FUTURE RETURNS AND, DEPENDING ON THE TIMING OF YOUR
 INVESTMENT, YOU MAY LOSE MONEY EVEN IF THE FUND'S PAST
 RETURNS HAVE BEEN POSITIVE. THE FUND'S PARTICIPATION IN
 THE INITIAL PUBLIC OFFERING (IPO) MARKET DURING ITS
 INITIAL START-UP PHASE MAY HAVE HAD A MAGNIFIED IMPACT
 ON THE FUND'S PERFORMANCE BECAUSE OF ITS RELATIVELY
 SMALL ASSET BASE. AS THE FUND'S ASSETS GROW, IT IS
 PROBABLE THAT THE EFFECT OF IPO INVESTMENTS ON THE
 FUND'S FUTURE PERFORMANCE WILL NOT BE AS SIGNIFICANT.

 GROWTH STYLE FUNDS--INTERNET TOLLKEEPER FUND


 Goldman Sachs' Growth Investment Philosophy:
 1. Invest as if buying the company/business, not simply trading its stock:
 .Understand the business, management, products and competition.
 .Perform intensive, hands-on fundamental research.
 .Seek businesses with strategic competitive advantages.
 .Over the long-term, expect each company's stock price ultimately to track the growth in the value of the business.

 2. Buy high-quality growth businesses that possess strong business fran-chises, favorable long-term prospects and excellent management.

 3. Purchase superior long-term growth companies at a favorable price--seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 REAL ESTATE SECURITIES FUND


 Goldman Sachs' Real Estate Securities Investment Philosophy:
 When choosing the Fund's securities, the Investment Adviser:
 .Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
 .Seeks to buy securities at a discount to the intrinsic value of the busi-
  ness (assets and management).
 .Seeks a team approach to decision making.

 Over time, REITs (which stand for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies

Goldman Sachs
Internet Tollkeeper Fund

        FUND FACTS
--------------------------------------------------------------------------------

        Objective:  Long-term growth of capital

 Investment Focus:  U.S. equity securities that offer long-term capital appreciation with a primary focus on the media, telecommunications, technology and Internet sectors

 Investment Style:  Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities and at least 65% of its total assets in equity securities of "Internet Tollkeeper" companies (as described below), which are companies in the media, telecommunications, technology and Internet sectors which provide access, infrastructure, content and services to Internet companies and Internet users. The Fund seeks to achieve its investment objective by investing in equity securities of companies that the Investment Adviser believes will benefit from the growth of the Internet by providing access, infrastructure, content and services to Internet companies and customers. The Fund may also invest up to 35% of its total assets in other companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Investment Adviser believes exhibit a sustainable business model. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging markets or countries ("emerging countries") and securities quoted in foreign currencies.

 The Internet. The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institu-tions, govern-ment agencies, and individuals to communicate electronically, access and share information, and conduct business.

 The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies.

 Internet Tollkeepers. The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Internet Toll-keepers. In general, the Investment Adviser defines a tollkeeper as a com-pany with predictable, sustainable or recurring revenue streams. Like a toll collector for a highway or bridge, these tollkeeper companies may grow reve-nue by increasing "traffic," or customers and sales, and raising "tolls," or prices. The Investment Adviser believes that the characteristics of many of these tollkeepers, including dominant market share and strong brand name, should enable them to consistently grow their business. An Internet Toll-keeper is a company that has developed or is seeking to develop predictable, sustainable or recurring revenue streams by applying the above characteris-tics to the growth of the Internet. The Investment Adviser does not define companies that merely have an Internet site or sell some products over the Internet as Internet Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund's 35% basket of securities which are or may not be Internet Tollkeepers).

 Internet Tollkeepers are media, telecommunications, technology and Internet companies which provide access, infrastructure, content and services to Internet companies and Internet users. The following represent examples of each of these types of companies, but should not be construed to exclude other types of Internet Tollkeepers:
 .Access providers enable individuals and businesses to connect to the
  Internet through, for example, cable systems or the telephone network. .Infrastructure companies provide items such as servers, routers, software and storage necessary for companies to participate in the Internet.
 .Media content providers own copyrights, distribution networks and/or pro-gramming. Traditional media companies stand to benefit from an increase in advertising spending by Internet companies. Copyright owners stand to bene-fit from a new distribution channel for their music and video properties. They also will benefit from increasing demand for traditional items like CD's and DVD's driven by aggressive competition among Internet retailers.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


 .Service providers may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses. For example, Internet companies may contract out advertising sales or credit card clearing to service providers.

 Our Approach to Investing in the Internet. While the Internet is clearly a significant force in shaping businesses and driving the economy, the Invest-ment Adviser believes that many Internet-based companies may not have sus-tainable growth. Many Internet-based companies that are engaged in elec-tronic commerce are focused on driving sales volume and competing with other Internet-based companies. Often, this competition is based on price, and if these companies do not own strong franchises, then the Investment Adviser believes there could be significant uncertainty regarding their long-term profitability.

 The Investment Adviser believes that another attractive way to invest in the Internet sector is to invest in businesses participating in the growth of the Internet that potentially have long-lasting strategic advantages. Char-acteristics of these companies may include: dominant market share, strong brand names, recurring revenue streams, cost advantages, economies of scale, financial strength, technological advantages and strong, experienced manage-ment teams.

 Beneficiaries of the Internet that may meet the above criteria include those companies (Internet Tollkeepers) providing access, infrastructure, content, and services to Internet companies and Internet users. The Fund will also invest in companies whose rapid adoption of an Internet strategy is expected to improve their cost structure or competitive advantage. Internet-based companies that exhibit a sustainable business model may also be candidates for purchase by the Fund. The Investment Adviser pays careful attention to the stock prices of these companies, seeking to purchase them at a discount to their intrinsic value.

 Because of its narrow industry focus, the Fund's investment performance will be closely tied to many factors which affect the Internet and Internet-related industries. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund's net asset value is more likely to have greater fluctuations than that of a Fund which invests in other industries.

Goldman Sachs
Real Estate Securities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Total return comprised of long-term growth of capital
                      and dividend income

         Benchmark:   Wilshire Real Estate Securities Index

  Investment Focus:   REITs and real estate industry companies

  Investment Style:   Growth at a discount


 INVESTMENT OBJECTIVE


 The Fund seeks total return comprised of long-term growth of capital and dividend income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all and at least 80% of its total assets in a diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

 A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construc-tion, financing, management or sale of commercial, industrial or residential real estate or interests therein.

 The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend pay-ing capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and secu-rities quoted in foreign currencies.

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES



 Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by bor-rowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to main-tain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geo-graphic region are also subject to risks affecting such industries and regions.

 REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

 The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Con-sequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond Jan-uary 31.

 Other. The Fund may invest up to 20% of its total assets in fixed-income securities, such as corporate debt and bank obligations, that offer the potential to further the Fund's investment objective.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semiannual reports. The annual report for the Internet Tollkeeper Fund for the fiscal period ended December 31, 1999 will become available to shareholders in February 2000. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage limitation on usage;limited only by the objectives and strategies of the Fund
-- Not permitted

                                                        Internet  Real Estate
                                                       Tollkeeper Securities
                                                          Fund       Fund
-----------------------------------------------------------------------------
Investment Practices
Borrowings                                               33 1/3     33 1/3
Credit, currency, index, interest rate and mortgage
 swaps                                                     --          .
Custodial receipts                                         .           .
Equity Swaps                                               10         10
Foreign Currency Transactions*                             .           .
Futures Contracts and Options on Futures Contracts         .           .
Interest rate caps, floors and collars                     --          .
Investment Company Securities (including World Equity
 Benchmark Shares and Standard & Poor's Depository
 Receipts)                                                 10         10
Mortgage Dollar Rolls                                      --          .
Options on Foreign Currencies/1/                           .           .
Options on Securities and Securities Indices/2/            .           .
Repurchase Agreements                                      .           .
Securities Lending                                       33 1/3     33 1/3
Short Sales Against the Box                                25         25
Unseasoned Companies                                       .           .
Warrants and Stock Purchase Rights                         .           .
When-Issued Securities and Forward Commitments             .           .
-----------------------------------------------------------------------------

 * Limited by the amount the Fund invests in foreign securities.
 1 May purchase and sell call and put options.
 2 May sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage
   limitation on usage;
   limited only by the
   objectives andstrategies
   of the Fund
-- Not permitted

                           Internet  Real Estate
                          Tollkeeper Securities
                             Fund       Fund
------------------------------------------------
Investment Securities
American, European and
 Global Depository
 Receipts                     .           .
Asset-Backed and
 Mortgage-Backed
 Securities/3/                .           .
Bank Obligations/3/           .           .
Convertible
 Securities/4/                .           .
Corporate Debt
 Obligations/3/               .           .
Equity Securities             90+         80+
Emerging Country
 Securities/5/                25          15
Fixed Income Securities       10          20
Foreign Securities/5/         25          15
Non-Investment Grade
 Fixed Income Securities      10/6/       20/6/
Real Estate Investment
 Trusts                       .           .
Stripped Mortgage Backed
 Securities/3/                --          .
Structured Securities/3/      .           .
Temporary Investments        100         100
U.S. Government
 Securities/3/                .           .
Yield Curve Options and
 Inverse Floating Rate
 Securities                   --          .
------------------------------------------------


 3 Limited by the amount the Fund invests in fixed-income securities.
 4 Convertible securities purchased by the Funds use the same rating criteria for convertible and non-convertible debt securities.
 5 The Internet Tollkeeper and Real Estate Securities Funds may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including emerging country securities.
 6 May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                      Real
                         Internet    Estate
 .Applicable             Tollkeeper Securities
--Not applicable           Fund       Fund
---------------------------------------------
Credit/Default              .          .
Foreign                     .          .
Emerging Countries          .          .
Industry Concentration      .          .
Internet                    .          --
Stock                       .          .
Derivatives                 .          .
Interest Rate               .          .
Management                  .          .
Market                      .          .
Liquidity                   .          .
Other                       .          .
---------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS



 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 .Emerging Countries Risk--The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
 .Industry Concentration Risk--The risk that each of the Funds concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. Each Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Funds may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.
 .Internet Risk--The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.
 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

 .Interest Rate Risk--The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term secu-rities.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual mar-ket conditions, an unusually high volume of redemption requests, or other rea-sons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the "Asset Allocation Portfolios") expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's net asset value ("NAV").
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The Internet Tollkeeper Fund has not commenced operations as of the date of this Prospectus, and the Real Estate Securities Fund commenced operations on July 27, 1998. Since neither Fund has at least one full calendar year's per-formance for the period ending on December 31, 1998, no performance informa-tion is provided in this section. See Appendix B for the Real Estate Securi-ties Fund's financial highlights.

Fund Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Fund.


                                                    Internet  Real Estate
                                                   Tollkeeper Securities
                                                      Fund       Fund
-------------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases      None        None
Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                            None        None
Redemption Fees                                       None        None
Exchange Fees                                         None        None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):1
Management Fees                                      1.00%       1.00%
Distribution and Service Fees                         None        None
Other Expenses2                                      0.14%       1.36%
-------------------------------------------------------------------------
Total Fund Operating Expenses*                       1.14%       2.36%
-------------------------------------------------------------------------

See page 15 for all other footnotes.

  * As a result of current expense limitations, "Other
    Expenses" and "Total Fund Operating Expenses" of the
    Funds which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund Operat-ing Expenses" may increase without shareholder approval.

                                                    Internet  Real Estate
                                                   Tollkeeper Securities
                                                      Fund       Fund
 ------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (expenses that are deducted from Fund assets):1
  Management Fees                                    1.00%       1.00%
  Distribution and Services Fees                      None        None
  Other Expenses2                                    0.10%       0.04%
 ------------------------------------------------------------------------
  Total Fund Operating Expenses (after
   current expense limitations)                      1.10%       1.04%
 ------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES


/1/The Funds' annual operating expenses have been estimated for the current fiscal year.
/2/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses"(excluding management fees, transfer agency fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the following percentages of each Fund's aver-age daily net assets:

                  Other
Fund             Expenses
-------------------------
Internet
  Tollkeeper      0.06%
Real Estate
  Securities      0.00%

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institu-tional Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


Fund                    1 Year 3 Years
--------------------------------------
Internet Tollkeeper      $116   $362
--------------------------------------
Real Estate Securities   $239   $736
--------------------------------------

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regard-ing such charges. Such fees, if any, may affect the return such customers real-ize with respect to their investments.

Certain institutions that invest in Institutional Shares on behalf of their customers may receive other compensation in connection with the sale and dis-tribution of such shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Share-holder Guide" in the Prospectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISER



  Investment Adviser
 ---------------------------------------------
  Goldman Sachs Asset Management ("GSAM")
  32 Old Slip
  New York, New York 10005
 ---------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Advis-er, merged into The Goldman Sachs Group, Inc. as a result of an initial pub-lic offering. As of September 30, 1999, GSAM, along with other units of IMD, had assets under management of $203 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                               Actual Rate
                                           For the Fiscal Year
                                            or Period  Ended
                          Contractual Rate  December 31, 1998
 -------------------------------------------------------------
  Internet Tollkeeper           1.00%              N/A
 -------------------------------------------------------------
  Real Estate Securities        1.00%             1.00%
 -------------------------------------------------------------

 FUND MANAGERS


 M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand is also Pres-ident of Commodities Corporation LLC since 1981, of which Goldman Sachs is the parent company. Over the course of his 18-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Growth Equity Investment Team
 .18 year consistent investment style applied through diverse and complete market cycles
 .More than $12 billion in equities currently under management
 .More than 250 client account relationships
 .A portfolio management and analytical team with more than 150 years com-bined investment experience

                                                               SERVICE PROVIDERS

--------------------------------------------------------------------------------
Growth Equity Investment Team

                                                  Years
                                                  Primarily
 Name and Title   Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------
 George D. Adler       Senior Portfolio Manager--    Since      Mr. Adler joined the
 Vice President        Internet Tollkeeper           1999       Investment Adviser as a
                                                                portfolio manager in
                                                                1997. From 1990 to 1997,
                                                                he was a portfolio
                                                                manager at Liberty
                                                                Investment Management,
                                                                Inc. ("Liberty").
------------------------------------------------------------------------------------------
 Steve Barry           Senior Portfolio Manager--    Since      Mr. Barry joined the
 Vice President        Internet Tollkeeper           1999       Investment Adviser as a
                                                                portfolio manager in
                                                                1999. From 1988 to 1999,
                                                                he was a portfolio
                                                                manager at Alliance
                                                                Capital Management.
------------------------------------------------------------------------------------------
 Robert G.             Senior Portfolio Manager--    Since      Mr. Collins joined the
 Collins               Internet Tollkeeper           1999       Investment Adviser as
 Vice President                                                 portfolio manager and
                                                                Co-Chair of the Growth
                                                                Equity Investment
                                                                Committee in 1997. From
                                                                1991 to 1997, he was a
                                                                portfolio manager at
                                                                Liberty. His past
                                                                experience includes work
                                                                as a special situations
                                                                analyst with Raymond
                                                                James & Associates for
                                                                five years.
------------------------------------------------------------------------------------------
 Herbert E.            Senior Portfolio Manager--    Since      Mr. Ehlers joined the
 Ehlers                Internet Tollkeeper           1999       Investment Adviser as a
 Managing                                                       senior portfolio manager
 Director                                                       and Chief Investment
                                                                Officer of the Growth
                                                                Equity team in 1997.
                                                                From 1994 to 1997, he
                                                                was the Chief Investment
                                                                Officer and Chairman of
                                                                Liberty. He was a
                                                                portfolio manager and
                                                                President at Liberty's
                                                                predecessor firm, Eagle
                                                                Asset Management
                                                                ("Eagle"), from 1984 to
                                                                1994.
------------------------------------------------------------------------------------------
 Gregory H.            Senior Portfolio Manager--    Since      Mr. Ekizian joined the
 Ekizian               Internet Tollkeeper           1999       Investment Adviser as
 Vice President                                                 portfolio manager and
                                                                Co-Chair of the Growth
                                                                Equity Investment
                                                                Committee in 1997. From
                                                                1990 to 1997, he was a
                                                                portfolio manager at
                                                                Liberty and its
                                                                predecessor firm, Eagle.
------------------------------------------------------------------------------------------
 Scott Kolar           Portfolio Manager--           Since      Mr. Kolar joined the
 Associate             Internet Tollkeeper           1999       Investment Adviser as an
                                                                equity analyst in 1997
                                                                and became a portfolio
                                                                manager in 1999. From
                                                                1994 to 1997, he was an
                                                                equity analyst and
                                                                information specialist
                                                                at Liberty.
------------------------------------------------------------------------------------------
 David G. Shell        Senior Portfolio Manager--    Since      Mr. Shell joined the
 Vice President        Internet Tollkeeper           1999       Investment Adviser as a
                                                                portfolio manager in
                                                                1997. From 1987 to 1997,
                                                                he was a portfolio
                                                                manager at Liberty and
                                                                its predecessor firm,
                                                                Eagle.
------------------------------------------------------------------------------------------
 Ernest C.             Senior Portfolio Manager--    Since      Mr. Segundo joined the
 Segundo, Jr.          Internet Tollkeeper           1999       Investment Adviser as a
 Vice President                                                 portfolio manager in
                                                                1997. From 1992 to 1997,
                                                                he was a portfolio
                                                                manager at Liberty.
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Real Estate Securities Team
 The Real Estate Securities portfolio management team includes individuals with backgrounds in:
 .Fundamental real estate acquisition, development and operations
 .Real estate capital markets
 .Mergers and acquisitions
 .Asset management

                                        Years
                                        Primarily
 Name and Title   Fund Responsibility   Responsible Five Year Employment History
---------------------------------------------------------------------------------
 Herbert E.        Portfolio Manager--     Since    Mr. Ehlers joined the
 Ehlers            Real Estate             1998     Investment Adviser as a
 Managing          Securities                       senior portfolio manager and
 Director                                           Chief Investment Officer of
                                                    the Growth Equity team in
                                                    1997. From 1994 to 1997, he
                                                    was the Chief Investment
                                                    Officer and Chairman of
                                                    Liberty. He was a portfolio
                                                    manager and President at
                                                    Liberty's predecessor firm,
                                                    Eagle, from 1984 to 1994.
---------------------------------------------------------------------------------
 Elizabeth         Portfolio Manager--     Since    Ms. Groves joined the
 Groves            Real Estate             1998     Investment Adviser as a
 Vice President    Securities                       portfolio manager in 1998.
                                                    Her previous experience
                                                    includes 12 years in the real
                                                    estate and real estate
                                                    finance business. From 1991
                                                    to 1997, she worked in the
                                                    Real Estate Department of the
                                                    Investment Banking Division
                                                    of Goldman Sachs, where she
                                                    was responsible for both
                                                    public and private capital
                                                    market transactions.
---------------------------------------------------------------------------------
 Mark              Portfolio Manager--     Since    Mr. Howard-Johnson joined the
 Howard-Johnson    Real Estate             1998     Investment Adviser as a
 Vice President    Securities                       portfolio manager in 1998.
                                                    His previous experience
                                                    includes 15 years in the real
                                                    estate finance business. From
                                                    1996 to 1998, he was the
                                                    senior equity analyst for
                                                    Boston Financial, responsible
                                                    for the Pioneer Real Estate
                                                    Shares Fund. Prior to joining
                                                    Boston Financial, from 1994
                                                    to 1996, Mr. Howard-Johnson
                                                    was a real estate securities
                                                    analyst for The Penobscot
                                                    Group, Inc., one of only two
                                                    independent research firms in
                                                    the public real estate
                                                    securities business.
---------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct for-ward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

                           Investment    Capital Gains
Fund                    Income Dividends Distributions
------------------------------------------------------
Internet Tollkeeper         Annually       Annually
------------------------------------------------------
Real Estate Securities     Quarterly       Annually
------------------------------------------------------

From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distribu-tions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Institutional Shares.

 HOW TO BUY SHARES


 How Can I Purchase Institutional Shares Of The Funds?
 You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or
 .Initiate an Automated Clearing House Network ("ACH") transfer to Northern;
  or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application attached to this Prospectus. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

 How Do I Purchase Shares Through A Financial Institution?
 Certain institutions (including banks, trust companies, brokers and invest-ment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a busi-ness day, and the order will be priced at the Fund's NAV next determined after such acceptance.

                                                               SHAREHOLDER GUIDE

 .Authorized institutions and intermediaries will be responsible for trans-mitting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

 These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds' Institutional Shares. These payments may be in addition to other payments borne by the Funds.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regulations, the Investment Adviser, Distributor and/or their affiliates may also con-tribute to various cash and non-cash incentive arrangements to promote the sale of shares. This additional compensation can vary among such institu-tions depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the particular program involved, or the amount of reimbursable expenses. Additional compen-sation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What is My Minimum Investment in the Funds?


  Type of Investor                             Minimum Investment
 -------------------------------------------------------------------------------
  .Banks, trust companies or     $1,000,000 in Institutional Shares of a Fund
   other depository              alone or in combination with other assets
   institutions investing for    under the management of GSAM and its affiliates
   their own account or on
   behalf of clients
  .Pension and profit sharing
   plans, pension funds and
   other company-sponsored
   benefit plans
  .State, county, city or any
   instrumentality, department,
   authority or agency thereof
  .Corporations with at least
   $100 million in assets or in
   outstanding publicly traded
   securities
  ."Wrap" account sponsors
   (provided they have an
   agreement covering the
   arrangement with GSAM)
  .Registered investment
   advisers investing for
   accounts for which they
   receive asset-based fees
 -------------------------------------------------------------------------------
  .Individual investors          $10,000,000
  .Qualified non-profit
   organizations, charitable
   trusts, foundations and
   endowments
  .Accounts over which GSAM or
   its advisory affiliates have
   investment discretion
 -------------------------------------------------------------------------------

 The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates or for other investors at the discretion of the Trust's officers. No minimum amount is required for subsequent investments.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Modify or waive the minimum investment amounts.
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subse-quent abrupt redemption might be, of a size that would disrupt the manage-ment of a Fund.

                                                               SHAREHOLDER GUIDE


 The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund's investment policies and operations and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Institutional Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                 (Value of Assets of the Class)
                  - (Liabilities of the Class)
     NAV =  ------------------------------------------------
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 HOW TO SELL SHARES


 How Can I Sell Institutional Shares Of The Funds?
 You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institu-tional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemp-tion proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.


  Instructions For Redemptions:
 -----------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount you want to sell
                   .How and where to send the proceeds
                   .Mail your request to:
                   Goldman Sachs Funds
                   4900 Sears Tower--60th Floor
                   Chicago, IL 60606-6372
 -----------------------------------------------------------------------
  By Telephone:    If you have elected the telephone
                   redemption privilege on your Account Application:
                   .1-800-621-2550
                   (8:00 a.m. to 4:00 p.m. New York time)
 -----------------------------------------------------------------------

 Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under "How Do I Purchase Shares Through A Financial Institution?"

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The

                                                               SHAREHOLDER GUIDE

  written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the bank account designated in your Account Application. The fol-lowing general policies govern wiring redemption proceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption pro-ceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
 .Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

 By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemp-tion request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional docu-mentation from you.

 The Trust reserves the right to:
 .Redeem your shares if your account balance falls below $50 as a result of earlier redemptions. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days' prior writ-ten notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem your shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of any other Goldman Sachs Fund. The exchange privilege may be mate-rially modified or withdrawn at any time upon 60 days' written notice to you.


  Instructions For Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .Your name(s) and signature(s)
                   .Your account number
                   .The Fund name and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  By Telephone:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

                                                               SHAREHOLDER GUIDE

 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
 You will receive an annual report containing audited financial statements and a semiannual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting servic-es.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 There are certain tax requirements that the Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

                                                                        TAXATION


 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss recog-nized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be

                                                                      APPENDIX A

 borne by a Fund and its shareholders. The portfolio turnover rate is calcu-lated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. During the Internet Tollkeeper's first year of opera-tions, its portfolio turnover rate is not expected to exceed 50%. See "Fi-nancial Highlights" in Appendix B for a statement of the Real Estate Securi-ties Fund's historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks


 Risks of Investing In Internet and Internet-Related Companies. Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires exten-sive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regula-tory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions (which may be caused by the "Year 2000 Problem" or other reasons), and the risk of losses arising out of liti-gation related to these losses. Many Internet compa-nies have exceptionally high price-to-earnings ratios with little or no earnings histories, and many Internet companies are currently operating at a loss and may never be profitable. In certain instances, Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other reasons, investments in the Internet and Internet-related industry can expe-rience sudden and rapid appreciation and depreciation.

 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of suffi-cient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have lim-ited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading vol-umes.

 Risks of Foreign Investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to sharehold-

                                                                      APPENDIX A

 ers or converted to U.S. dollars, the Fund may have to sell portfolio secu-rities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Efforts in foreign countries to remediate potential Year 2000 prob-lems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the investment portfolio of a Fund may be adversely affected. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or con-fiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are height-ened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated

                                                                      APPENDIX A

 that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor per-ceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price pre-cisely because of the characteristics discussed above and lower trading vol-umes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days

                                                                      APPENDIX A

 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of com-parable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 The Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 .U.S. government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to

                                                                      APPENDIX A

 protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obli-gations. Since these contracts are not guaranteed by an exchange or clear-inghouse, a default on a contract would deprive a Fund of unrealized prof-its, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

 Structured Securities. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITs. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including manage-ment fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and purchase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

                                                                      APPENDIX A


 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selec-tion and durations in accordance with their investment objectives and poli-cies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of ini-tial margin deposits and premiums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a con-tract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with primary dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

                                                                      APPENDIX A


 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggre-gate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Each Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or secu-rities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Other Investment Companies. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indi-rectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment com-panies will have investment objectives, policies and restrictions substan-tially similar to those of the acquiring Fund and will be subject to sub-stantially the same risks.

 .Standard & Poor's Depository Receipts. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Each Fund may invest in companies (including predeces-sors) which have operated less than three years. The securities of such com-panies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned compa-

                                                                      APPENDIX A

 nies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial insti-tutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

 Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. Government Securities and Related Custodial Receipts. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securi-ties. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in cer-tain mortgages principally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of

                                                                      APPENDIX A

 the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's abil-ity to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mort-gage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Borrowings. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of their total assets for tempo-rary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

 Mortgage Dollar Rolls. The Real Estate Securities Fund may enter into mort-gage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously con-tracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund bene-fits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the secu-rities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Fund treats mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Yield Curve Options. The Real Estate Securities Fund may enter into options on the yield "spread" or differential between two securities. Such transac-tions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 The Real Estate Securities Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its fore-casts of market value, interest rates and

                                                                      APPENDIX A

 currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 Inverse Floaters. The Real Estate Securities Fund may invest in inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an invest-ment in a Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 1998 has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request). As of the date of this Prospectus the Internet Tollkeeper Fund had not commenced oper-ations.

 REAL ESTATE SECURITIES FUND

                                                            Income from
                                                      investment operationsa
                                                     -------------------------
                                                                 Net realized
                                           Net asset            and unrealized
                                            value,      Net     gain (loss) on
                                           beginning investment   investment
                                           of period   income    transactions
------------------------------------------------------------------------------
For the Six Months Ended June 30, (Unaudited)
1999 - Class A Shares                       $ 9.20     $0.21e       $ 0.60e
1999 - Class B Shares                         9.27      0.20e         0.59e
1999 - Class C Shares                         9.21      0.21e         0.57e
1999 - Institutional Shares                   9.21      0.22e         0.61e
1999 - Service Shares                         9.21      0.20e         0.61e
------------------------------------------------------------------------------
For the Period Ended December 31,
1998 - Class A Shares (commenced July 27)   $10.00     $0.15        $(0.80)
1998 - Class B Shares (commenced July 27)    10.00      0.14e        (0.83)e
1998 - Class C Shares (commenced July 27)    10.00      0.22e        (0.91)e
1998 - Institutional Shares (commenced
 July 27)                                    10.00      0.31e        (0.95)e
1998 - Service Shares (commenced July 27)    10.00      0.25e        (0.91)e
------------------------------------------------------------------------------

a Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
c Annualized.
d Not annualized.
e Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B








     Distributions to shareholders
  --------------------------------------
                            From net
               In excess  realized gain Net Increase                      Net assets   Ratio of
   From net      of net   on investment  (Decrease)  Net asset            at end of  net expenses
  investment   investment  and options  in net asset value, end  Total      period    to average
    income       income   transactions     value     of period  returnb   (in 000s)   net assets
-------------------------------------------------------------------------------------------------
    $(0.17)      $ --         $ --         $ 0.64      $9.84      8.91%d   $112,430      1.44%c
     (0.15)        --           --           0.64       9.91      8.63d         161      2.19c
     (0.15)        --           --           0.63       9.84      8.57d         245      2.19c
     (0.18)        --           --           0.65       9.86      9.20d      63,892      1.04c
     (0.16)        --           --           0.65       9.86      8.95d           2      1.54c
-------------------------------------------------------------------------------------------------
    $(0.15)      $ --         $ --         $(0.80)     $9.20     (6.53)%d  $ 19,961      1.47%c
     (0.04)        --           --          (0.73)      9.27     (6.88)d          2      2.19c
     (0.10)        --           --          (0.79)      9.21     (6.85)d          1      2.19c
     (0.15)        --           --          (0.79)      9.21     (6.37)d     47,516      1.04c
     (0.13)        --           --          (0.79)      9.21     (6.56)d          1      1.54c
-------------------------------------------------------------------------------------------------

 REAL ESTATE SECURITIES FUND (continued)


                                                 Ratios assuming
                                               no voluntary waiver
                                                     of fees
                                              or expense limitations
                                            --------------------------
                                Ratio of                   Ratio of
                             net investment  Ratio of   net investment
                               income to    expenses to     income     Portfolio
                                average     average net   to average   turnover
                               net assets     assets      net assets     rate
--------------------------------------------------------------------------------
1999 - Class A Shares             4.47%c       2.02%c         3.89%c     8.89%d
1999 - Class B Shares             4.09c        2.52c          3.76c      8.89d
1999 - Class C Shares             4.48c        2.52c          4.15c      8.89d
1999 - Institutional
 Shares                           4.64c        1.37c          4.31c      8.89d
1999 - Service Shares             4.31c        1.87c          3.98c      8.89d
--------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced July 27)             23.52%c       3.52%c       21.47%c      6.03%d
1998 - Class B Shares
 (commenced July 27)              3.60c        4.02c         1.77c       6.03d
1998 - Class C Shares
 (commenced July 27)              5.49c        4.02c         3.66c       6.03d
1998 - Institutional
 Shares (commenced July 27)       8.05c        2.87c         6.22c       6.03d
1998 - Service Shares
 (commenced July 27)              6.29c        3.37c         4.46c       6.03d
--------------------------------------------------------------------------------


a Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
c Annualized.
d Not annualized.
e Calculated based on the average shares outstanding methodology.

Index

   1 General Investment
     Management Approach
   3 Fund Investment Objectives
     and Strategies
       3 Goldman Sachs Internet Tollkeeper Fund
       6 Goldman Sachs Real Estate
         Securities Fund
   8 Other Investment Practices and Securities
  10 Principal Risks of the Funds
  13 Fund Performance
  14 Fund Fees and Expenses

  17 Service Providers
  23 Dividends
  24 Shareholder Guide
      24 How To Buy Shares
      28 How To Sell Shares
  32 Taxation
  34 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  54 Appendix B
     Financial Highlights

Specialty Funds
Prospectus (Institutional Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The annual report for the Internet Tollkeeper Fund for the fiscal period ended December 31, 1999 will become available to shareholders in February 2000.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:
 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.


                            [LOGO OF GOLDMAN SACHS]


         The Funds' investment company registration number is 811-5349.

  Goldman Sachs Internet Tollkeeper Fund is a service mark of Goldman, Sachs &
                                      Co.

 509412
 SPECPROINST

  Prospectus

  GOLDMAN SACHS SPECIALTY FUNDS

 Service Shares

 October 1,
 1999, as
 revised
 December 22, 1999



 .Goldman Sachs
 Internet
 Tollkeeper
 Fund SM

 .Goldman Sachs
 Real Estate
 Securities
 Fund



[GRAPHIC]

   THE SECURITIES AND EXCHANGE COMMISSION HAS
   NOT APPROVED OR DISAPPROVED THESE
   SECURITIES OR PASSED UPON THE ADEQUACY OF
   THIS PROSPECTUS. ANY REPRESENTATION TO THE
   CONTRARY IS A CRIMINAL OFFENSE.

   AN INVESTMENT IN A FUND IS NOT A BANK
   DEPOSIT AND IS NOT INSURED BY THE FEDERAL
   DEPOSIT INSURANCE CORPORATION OR ANY OTHER
   GOVERNMENT AGENCY. AN INVESTMENT IN A FUND
   INVOLVES INVESTMENT RISKS, INCLUDING
   POSSIBLE LOSS OF PRINCIPAL.


[LOGO OF GOLDMAN SACHS]

   NOT FDIC-INSURED              May Lose Value    No Bank Guarantee

General Investment Management Approach

 Goldman Sachs Asset Management, a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as investment adviser to the Internet Tollkeeper and Real Estate Securities Funds. Goldman Sachs Asset Management is referred to in this Prospectus as the "Investment Adviser."

 THE FUND INVESTS IN "INTERNET TOLLKEEPER" COMPANIES,
 AND ITS NET ASSET VALUE MAY FLUCTUATE SUBSTANTIALLY
 OVER TIME. BECAUSE THE FUND CONCENTRATES ITS
 INVESTMENTS IN INTERNET TOLLKEEPER COMPANIES, THE
 FUND'S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM
 THE RETURNS OF THE BROADER STOCK MARKET AND OF "PURE"
 INTERNET FUNDS. PAST PERFORMANCE IS NOT AN INDICATION
 OF FUTURE RETURNS AND, DEPENDING ON THE TIMING OF YOUR
 INVESTMENT, YOU MAY LOSE MONEY EVEN IF THE FUND'S PAST
 RETURNS HAVE BEEN POSITIVE. THE FUND'S PARTICIPATION IN
 THE INITIAL PUBLIC OFFERING (IPO) MARKET DURING ITS
 INITIAL START-UP PHASE MAY HAVE HAD A MAGNIFIED IMPACT
 ON THE FUND'S PERFORMANCE BECAUSE OF ITS RELATIVELY
 SMALL ASSET BASE. AS THE FUND'S ASSETS GROW, IT IS
 PROBABLE THAT THE EFFECT OF IPO INVESTMENTS ON THE
 FUND'S FUTURE PERFORMANCE WILL NOT BE AS SIGNIFICANT.

 GROWTH STYLE FUNDS--INTERNET TOLLKEEPER FUND


 Goldman Sachs' Growth Investment Philosophy:
 1. Invest as if buying the company/business, not simply trading its stock:
 .Understand the business, management, products and competition.
 .Perform intensive, hands-on fundamental research.
 .Seek businesses with strategic competitive advantages.
 .Over the long-term, expect each company's stock price ultimately to track the growth in the value of the business.

 2. Buy high-quality growth businesses that possess strong business fran-chises, favorable long-term prospects and excellent management.

 3. Purchase superior long-term growth companies at a favorable price--seek to purchase at a fair valuation, giving the investor the potential to fully capture returns from above-average growth rates.

 Growth companies have earnings expectations that exceed those of the stock market as a whole.

--------------------------------------------------------------------------------

 REAL ESTATE SECURITIES FUND


 Goldman Sachs' Real Estate Securities Investment Philosophy:
 When choosing the Fund's securities, the Investment Adviser:
 .Selects stocks based on quality of assets, experienced management and a sustainable competitive advantage.
 .Seeks to buy securities at a discount to the intrinsic value of the busi-
  ness (assets and management).
 .Seeks a team approach to decision making.

 Over time, REITs (which stand for Real Estate Investment Trusts) have offered investors important diversification and competitive total returns versus the broad equity market.

--------------------------------------------------------------------------------

Fund Investment Objectives and Strategies

Goldman Sachs
Internet Tollkeeper Fund

        FUND FACTS
--------------------------------------------------------------------------------

        Objective:  Long-term growth of capital

 Investment Focus:  U.S. equity securities that offer long-term capital appreciation with a primary focus on the media, telecommunications, technology and Internet sectors

 Investment Style:  Growth


 INVESTMENT OBJECTIVE


 The Fund seeks long-term growth of capital.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, at least 90% of its total assets in equity securities and at least 65% of its total assets in equity securities of "Internet Tollkeeper" companies (as described below), which are companies in the media, telecommunications, technology and Internet sectors which provide access, infrastructure, content and services to Internet companies and Internet users. The Fund seeks to achieve its investment objective by investing in equity securities of companies that the Investment Adviser believes will benefit from the growth of the Internet by providing access, infrastructure, content and services to Internet companies and customers. The Fund may also invest up to 35% of its total assets in other companies whose rapid adoption of an Internet strategy is expected to improve their cost structure, revenue opportunities or competitive advantage and Internet-based companies that the Investment Adviser believes exhibit a sustainable business model. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in for-eign securities, including securities of issuers in emerging markets or countries ("emerging countries") and securities quoted in foreign currencies.

 The Internet. The Internet is a global collection of connected computers that allows commercial and professional organizations, educational institu-tions, government agencies, and individuals to communicate electronically, access and share information, and conduct business.

 The Internet has had, and is expected to continue to have, a significant impact on the global economy, as it changes the way many companies operate. Benefits of the Internet for businesses may include global scalability, acquisition of new clients, new revenue sources and increased efficiencies.

 Internet Tollkeepers. The Fund intends to invest a substantial portion of its assets in companies the Investment Adviser describes as Internet Toll-keepers. In general, the Investment Adviser defines a tollkeeper as a com-pany with predictable, sustainable or recurring revenue streams. Like a toll collector for a highway or bridge, these tollkeeper companies may grow reve-nue by increasing "traffic," or customers and sales, and raising "tolls," or prices. The Investment Adviser believes that the characteristics of many of these tollkeepers, including dominant market share and strong brand name, should enable them to consistently grow their business. An Internet Toll-keeper is a company that has developed or is seeking to develop predictable, sustainable or recurring revenue streams by applying the above characteris-tics to the growth of the Internet. The Investment Adviser does not define companies that merely have an Internet site or sell some products over the Internet as Internet Tollkeepers (although the Investment Adviser may invest in such companies as part of the Fund's 35% basket of securities which are or may not be Internet Tollkeepers).

 Internet Tollkeepers are media, telecommunications, technology and Internet companies which provide access, infrastructure, content and services to Internet companies and Internet users. The following represent examples of each of these types of companies, but should not be construed to exclude other types of Internet Tollkeepers:

 .Access providers enable individuals and businesses to connect to the
  Internet through, for example, cable systems or the telephone network. .Infrastructure companies provide items such as servers, routers, software and storage necessary for companies to participate in the Internet.
 .Media content providers own copyrights, distribution networks and/or pro-gramming. Traditional media companies stand to benefit from an increase in advertising spending by Internet companies. Copyright owners stand to bene-fit from a new distribution channel for their music and video properties. They also will

                                       FUND INVESTMENT OBJECTIVES AND STRATEGIES


  benefit from increasing demand for traditional items like CD's and DVD's driven by aggressive competition among Internet retailers.
 .Service providers may facilitate transactions, communications, security, computer programming and back-office functions for Internet businesses. For example, Internet companies may contract out advertising sales or credit card clearing to service providers.

 Our Approach to Investing in the Internet. While the Internet is clearly a significant force in shaping businesses and driving the economy, the Invest-ment Adviser believes that many Internet-based companies may not have sus-tainable growth. Many Internet-based companies that are engaged in elec-tronic commerce are focused on driving sales volume and competing with other Internet-based companies. Often, this competition is based on price, and if these companies do not own strong franchises, then the Investment Adviser believes there could be significant uncertainty regarding their long-term profitability.

 The Investment Adviser believes that another attractive way to invest in the Internet sector is to invest in businesses participating in the growth of the Internet that potentially have long-lasting strategic advantages. Char-acteristics of these companies may include: dominant market share, strong brand names, recurring revenue streams, cost advantages, economies of scale, financial strength, technological advantages and strong, experienced manage-ment teams.

 Beneficiaries of the Internet that may meet the above criteria include those companies (Internet Tollkeepers) providing access, infrastructure, content, and services to Internet companies and Internet users. The Fund will also invest in companies whose rapid adoption of an Internet strategy is expected to improves their cost structure or competitive advantage. Internet-based companies that exhibit a sustainable business model may also be candidates for purchase by the Fund. The Investment Adviser pays careful attention to the stock prices of these companies, seeking to purchase them at a discount to their intrinsic value.

 Because of its narrow industry focus, the Fund's investment performance will be closely tied to many factors which affect the Internet and Internet-related industries. These factors include intense competition, consumer preferences, problems with product compatibility and government regulation. Internet and Internet-related securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. As a result, the Fund's net asset value is more likely to have greater fluctuations than that of a Fund which invests in other industries.

Goldman Sachs
Real Estate Securities Fund

         FUND FACTS
--------------------------------------------------------------------------------

         Objective:   Total return comprised of long-term growth of capital
                      and dividend income

         Benchmark:   Wilshire Real Estate Securities Index

  Investment Focus:   REITs and real estate industry companies

  Investment Style:   Growth at a discount


 INVESTMENT OBJECTIVE


 The Fund seeks total return comprised of long-term growth of capital and dividend income.

 PRINCIPAL INVESTMENT STRATEGIES


 Equity Securities. The Fund invests, under normal circumstances, substan-tially all and at least 80% of its total assets in a diversified portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies.

 A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construc-tion, financing, management or sale of commercial, industrial or residential real estate or interests therein.

 The Fund's investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Investment Adviser focuses on companies that can achieve sustainable growth in cash flow and dividend pay-ing capability. The Investment Adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and secu-rities quoted in foreign currencies.

                                       GOLDMAN SACHS REAL ESTATE SECURITIES FUND



 Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by bor-rowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to main-tain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geo-graphic region are also subject to risks affecting such industries and regions.

 REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

 The REIT investments of the Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Con-sequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond Jan-uary 31.

 Other. The Fund may invest up to 20% of its total assets in fixed-income securities, such as corporate debt and bank obligations, that offer the potential to further the Fund's investment objective.

Other Investment Practices and Securities

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securi-ties. Numbers in this table show allowable usage only; for actual usage, con-sult the Fund's annual/semiannual reports. The annual report for the Internet Tollkeeper Fund for the fiscal period ended December 31, 1999 will become available to shareholders in February 2000. For more information see Appendix A.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
 .  No specific percentage limitation on usage;limited only by the objectives and strategies of the Fund
-- Not permitted

                                                        Internet  Real Estate
                                                       Tollkeeper Securities
                                                          Fund       Fund
-----------------------------------------------------------------------------
Investment Practices
Borrowings                                               33 1/3     33 1/3
Credit, currency, index, interest rate and mortgage
 swaps                                                     --          .
Custodial receipts                                         .           .
Equity Swaps                                               10         10
Foreign Currency Transactions*                             .           .
Futures Contracts and Options on Futures Contracts         .           .
Interest rate caps, floors and collars                     --          .
Investment Company Securities (including World Equity
 Benchmark Shares and Standard & Poor's Depository
 Receipts)                                                 10         10
Mortgage Dollar Rolls                                      --          .
Options on Foreign Currencies/1/                           .           .
Options on Securities and Securities Indices/2/            .           .
Repurchase Agreements                                      .           .
Securities Lending                                       33 1/3     33 1/3
Short Sales Against the Box                                25         25
Unseasoned Companies                                       .           .
Warrants and Stock Purchase Rights                         .           .
When-Issued Securities and Forward Commitments             .           .
-----------------------------------------------------------------------------

 * Limited by the amount the Fund invests in foreign securities.
 1 May purchase and sell call and put options.
 2 May sell covered call and put options and purchase call and put options.

                                       OTHER INVESTMENT PRACTICES AND SECURITIES

10Percent of total assets (italic type)
10Percent of net assets (roman type)
 . No specific percentage
  limitation on usage;
  limited only by the
  objectives andstrategies
  of the Fund
--Not permitted

                           Internet  Real Estate
                          Tollkeeper Securities
                             Fund       Fund
------------------------------------------------
Investment Securities
American, European and
 Global Depository
 Receipts                     .           .
Asset-Backed and
 Mortgage-Backed
 Securities/3/                .           .
Bank Obligations/3/           .           .
Convertible
 Securities/4/                .           .
Corporate Debt
 Obligations/3/               .           .
Equity Securities             90+        80+
Emerging Country
 Securities/5/                25         15
Fixed Income Securities       10         20
Foreign Securities/5/         25         15
Non-Investment Grade
 Fixed Income Securities      10/6/      20/6/
Real Estate Investment
 Trusts                       .           .
Stripped Mortgage Backed
 Securities/3/                --          .
Structured Securities/3/      .           .
Temporary Investments        100         100
U.S. Government
 Securities/3/                .           .
Yield Curve Options and
 Inverse Floating Rate
 Securities                   --          .
------------------------------------------------


 3 Limited by the amount the Fund invests in fixed-income securities.
 4 Convertible securities purchased by the Funds use the same rating criteria for convertible and non-convertible debt securities.
 5 The Internet Tollkeeper and Real Estate Securities Funds may invest in the aggregate up to 25% and 15%, respectively, of their total assets in foreign securities, including emerging country securities.
 6 May be BB or lower by Standard & Poor's or Ba or lower by Moody's.

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete invest-ment program. There can be no assurance that a Fund will achieve its investment objective.


                                      Real
                         Internet    Estate
 .Applicable             Tollkeeper Securities
--Not applicable           Fund       Fund
---------------------------------------------
Credit/Default              .          .
Foreign                     .          .
Emerging Countries          .          .
Industry Concentration      .          .
Internet                    .          --
Stock                       .          .
Derivatives                 .          .
Interest Rate               .          .
Management                  .          .
Market                      .          .
Liquidity                   .          .
Other                       .          .
---------------------------------------------

                                                    PRINCIPAL RISKS OF THE FUNDS


 .Credit/Default Risk--The risk that an issuer of fixed-income securities held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal.
 .Foreign Risks--The risk that when a Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. A Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when a Fund invests in issuers located in emerging countries.
 .Emerging Countries Risk--The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capital-izations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and cus-tody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.
 .Industry Concentration Risk--The risk that each of the Funds concentrates its investments in specific industry sectors that have historically experienced substantial price volatility. Each Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Funds may lack sufficient market liquidity to enable a Fund to sell the securities at an advantageous time or without a substantial drop in price.
 .Internet Risk--The risk that the stock prices of Internet and Internet-related companies will experience significant price movements as a result of intense worldwide competition, consumer preferences, product compatibility, product obsolescence, government regulation, excessive investor optimism or pessimism, or other factors.
 .Stock Risk--The risk that stock prices have historically risen and fallen in periodic cycles. As of the date of this Prospectus, U.S. stock markets and certain foreign stock markets were trading at or close to record high levels. There is no guarantee that such levels will continue.
 .Derivatives Risk--The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instru-ments. These instruments may be leveraged so that small changes may produce disproportionate losses to a Fund.

 .Interest Rate Risk--The risk that when interest rates increase, securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term secu-rities.
 .Management Risk--The risk that a strategy used by the Investment Adviser may fail to produce the intended results.
 .Market Risk--The risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods.
 .Liquidity Risk--The risk that a Fund will not be able to pay redemption pro-ceeds within the time period stated in this Prospectus because of unusual mar-ket conditions, an unusually high volume of redemption requests, or other rea-sons. Funds that invest in non-investment grade fixed-income securities, small capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate. The Goldman Sachs Asset Allocation Portfolios (the "Asset Allocation Portfolio's") expect to invest a significant percentage of their assets in the Funds and other funds for which Goldman Sachs now or in the future acts as investment adviser or underwriter. Redemptions by an Asset Allocation Portfolio of its position in a Fund may further increase liquidity risk and may impact a Fund's net asset value ("NAV").
 .Other Risks--Each Fund is subject to other risks, such as the risk that its operations, or the value of its portfolio securities, will be disrupted by the "Year 2000 Problem."

More information about the Funds' portfolio securities and investment tech-niques, and their associated risks, is provided in Appendix A. You should con-sider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

 HOW THE FUNDS HAVE PERFORMED


 The Internet Tollkeeper Fund has not commenced operations as of the date of this Prospectus, and the Real Estate Securities Fund commenced operations on July 27, 1998. Since neither Fund has at least one full calendar year's per-formance for the period ending on December 31, 1998, no performance informa-tion is provided in this section. See Appendix B for the Real Estate Securi-ties Fund's financial highlights.

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.


                                                  Internet  Real Estate
                                                 Tollkeeper Securities
                                                    Fund       Fund
-----------------------------------------------------------------------
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed
 on Purchases                                       None        None
Maximum Sales Charge (Load) Imposed on
 Reinvested Dividends                               None        None
Redemption Fees                                     None        None
Exchange Fees                                       None        None
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):1
Management Fees                                    1.00%       1.00%
Service Fees2                                      0.50%       0.50%
Other Expenses3                                    0.14%       1.36%
-----------------------------------------------------------------------
Total Fund Operating Expenses*                     1.64%       2.86%
-----------------------------------------------------------------------

See page 15 for all other footnotes.


  * As a result of current expense limitations, "Other
    Expenses" and "Total Fund Operating Expenses" of the
    Funds which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, "Other Expenses" and "Total Fund
    Operating Expenses" may increase without shareholder approval.

                                                       Internet  Real Estate
                                                      Tollkeeper Securities
                                                         Fund       Fund
 ---------------------------------------------------------------------------
 Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets):1
 Management Fees                                        1.00%       1.00%
 Service Fees2                                          0.50%       0.50%
 Other Expenses3                                        0.10%       0.04%
 ---------------------------------------------------------------------------
 Total Fund Operating Expenses (after current expense
  limitations)                                          1.60%       1.54%
 ---------------------------------------------------------------------------

                                                          FUND FEES AND EXPENSES



/1/The Funds' annual operating expenses have been estimated for the current fiscal year.
/2/Service Organizations may charge other fees to their customers who are bene-ficial owners of Service Shares in connection with their customers' accounts. Such fees may affect the return customers realize with respect to their invest-ments.
/3/"Other Expenses" include transfer agency fees equal to 0.04% of the average daily net assets of each Fund's Service Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit "Other Expenses" (excluding management fees, transfer agency fees, service fees, taxes, interest and brokerage fees and litigation, indemni-fication and other extraordinary expenses) to the following percentages of each Fund's average daily net assets:

                  Other
Fund             Expenses
-------------------------
Internet
  Tollkeeper      0.06%
Real Estate
  Securities      0.00%

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your invest-ment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assump-tions your costs would be:


Fund                    1 Year 3 Years
--------------------------------------
Internet Tollkeeper      $167   $517
--------------------------------------
Real Estate Securities   $289   $886
--------------------------------------

Service Organizations that invest in Service Shares on behalf of their custom-ers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for infor-mation regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of service shares or for services to their customers' accounts and/or the Funds. For additional information regarding such compensation, see "Shareholder Guide" in the Pro-spectus and "Other Information" in the Statement of Additional Information ("Additional Statement").

Service Providers

 INVESTMENT ADVISER



  Investment Adviser
 ---------------------------------------------
  Goldman Sachs Asset Management ("GSAM")
  32 Old Slip
  New York, New York 10005
 ---------------------------------------------

 As of September 1, 1999, the Investment Management Division ("IMD") was established as a new operating division of Goldman Sachs. This newly created entity includes GSAM. Goldman Sachs registered as an investment adviser in 1981. The Goldman Sachs Group, L.P., which controlled the Investment Advis-er, merged into The Goldman Sachs Group, Inc. as a result of an initial pub-lic offering. As of September 30, 1999, GSAM, along with other units of IMD, had assets under management of $203 billion.

 The Investment Adviser provides day-to-day advice regarding the Funds' port-folio transactions. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds' portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs, and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

 The Investment Adviser also performs the following additional services for the Funds:
 .Supervises all non-advisory operations of the Funds
 .Provides personnel to perform necessary executive, administrative and cler-
  ical services to the Funds
 .Arranges for the preparation of all required tax returns, reports to share-holders, prospectuses and statements of additional information and other reports filed with the Securities and Exchange Commission (the "SEC") and other regulatory authorities
 .Maintains the records of each Fund
 .Provides office space and all necessary office equipment and services

 MANAGEMENT FEES


 As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below:

                                               Actual Rate
                                           For the Fiscal Year
                                            or Period  Ended
                          Contractual Rate  December 31, 1998
 -------------------------------------------------------------
  Internet Tollkeeper           1.00%              N/A
 -------------------------------------------------------------
  Real Estate Securities        1.00%             1.00%
 -------------------------------------------------------------

 FUND MANAGERS


 M. Roch Hillenbrand, a Managing Director of Goldman Sachs since 1997, is the Head of Global Equities for GSAM, overseeing the United States, Europe, Japan, and non-Japan Asia. In this capacity, he is responsible for managing the group as it defines and implements global portfolio management processes that are consistent, reliable and predictable. Mr. Hillenbrand is also Pres-ident of Commodities Corporation LLC since 1981, of which Goldman Sachs is the parent company. Over the course of his 18-year career at Commodities Corporation, Mr. Hillenbrand has had extensive experience in dealing with internal and external investment managers who have managed a range of futures and equities strategies across multiple markets, using a variety of styles.

 Growth Equity Investment Team
 .18 year consistent investment style applied through diverse and complete market cycles
 .More than $12 billion in equities currently under management
 .More than 250 client account relationships
 .A portfolio management and analytical team with more than 150 years com-bined investment experience

                                                               SERVICE PROVIDERS

--------------------------------------------------------------------------------
Growth Equity Investment Team

                                                  Years
                                                  Primarily
 Name and Title   Fund Responsibility             Responsible Five Year Employment History
------------------------------------------------------------------------------------------
 George D. Adler       Senior Portfolio Manager--    Since      Mr. Adler joined the
 Vice President        Internet Tollkeeper           1999       Investment Adviser as a
                                                                portfolio manager in
                                                                1997. From 1990 to 1997,
                                                                he was a portfolio
                                                                manager at Liberty
                                                                Investment Management,
                                                                Inc. ("Liberty").
------------------------------------------------------------------------------------------
 Steve Barry           Senior Portfolio Manager--    Since      Mr. Barry joined the
 Vice President        Internet Tollkeeper           1999       Investment Adviser as a
                                                                portfolio manager in
                                                                1999. From 1988 to 1999,
                                                                he was a portfolio
                                                                manager at Alliance
                                                                Capital Management.
------------------------------------------------------------------------------------------
 Robert G.             Senior Portfolio Manager--    Since      Mr. Collins joined the
 Collins               Internet Tollkeeper           1999       Investment Adviser as
 Vice President                                                 portfolio manager and
                                                                Co-Chair of the Growth
                                                                Equity Investment
                                                                Committee in 1997. From
                                                                1991 to 1997, he was a
                                                                portfolio manager at
                                                                Liberty. His past
                                                                experience includes work
                                                                as a special situations
                                                                analyst with Raymond
                                                                James & Associates for
                                                                five years.
------------------------------------------------------------------------------------------
 Herbert E.            Senior Portfolio Manager--    Since      Mr. Ehlers joined the
 Ehlers                Internet Tollkeeper           1999       Investment Adviser as a
 Managing                                                       senior portfolio manager
 Director                                                       and Chief Investment
                                                                Officer of the Growth
                                                                Equity team in 1997.
                                                                From 1994 to 1997, he
                                                                was the Chief Investment
                                                                Officer and Chairman of
                                                                Liberty. He was a
                                                                portfolio manager and
                                                                President at Liberty's
                                                                predecessor firm, Eagle
                                                                Asset Management
                                                                ("Eagle"), from 1984 to
                                                                1994.
------------------------------------------------------------------------------------------
 Gregory H.            Senior Portfolio Manager--    Since      Mr. Ekizian joined the
 Ekizian               Internet Tollkeeper           1999       Investment Adviser as
 Vice President                                                 portfolio manager and
                                                                Co-Chair of the Growth
                                                                Equity Investment
                                                                Committee in 1997. From
                                                                1990 to 1997, he was a
                                                                portfolio manager at
                                                                Liberty and its
                                                                predecessor firm, Eagle.
------------------------------------------------------------------------------------------
 Scott Kolar           Portfolio Manager--           Since      Mr. Kolar joined the
 Associate             Internet Tollkeeper           1999       Investment Adviser as an
                                                                equity analyst in 1997
                                                                and became a portfolio
                                                                manager in 1999. From
                                                                1994 to 1997 he was an
                                                                equity analyst and
                                                                information specialist
                                                                at Liberty.
------------------------------------------------------------------------------------------
 David G. Shell        Senior Portfolio Manager--    Since      Mr. Shell joined the
 Vice President        Internet Tollkeeper           1999       Investment Adviser as a
                                                                portfolio manager in
                                                                1997. From 1987 to 1997,
                                                                he was a portfolio
                                                                manager at Liberty and
                                                                its predecessor firm,
                                                                Eagle.
------------------------------------------------------------------------------------------
 Ernest C.             Senior Portfolio Manager--    Since      Mr. Segundo joined the
 Segundo, Jr.          Internet Tollkeeper           1999       Investment Adviser as a
 Vice President                                                 portfolio manager in
                                                                1997. From 1992 to 1997,
                                                                he was a portfolio
                                                                manager at Liberty.
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Real Estate Securities Team
 The Real Estate Securities portfolio management team includes individuals with backgrounds in:
 .Fundamental real estate acquisition, development and operations
 .Real estate capital markets
 .Mergers and acquisitions
 .Asset management

                                        Years
                                        Primarily
 Name and Title   Fund Responsibility   Responsible Five Year Employment History
---------------------------------------------------------------------------------
 Herbert E.        Portfolio Manager--     Since    Mr. Ehlers joined the
 Ehlers            Real Estate             1998     Investment Adviser as a
 Managing          Securities                       senior portfolio manager and
 Director                                           Chief Investment Officer of
                                                    the Growth Equity team in
                                                    1997. From 1994 to 1997, he
                                                    was the Chief Investment
                                                    Officer and Chairman of
                                                    Liberty. He was a portfolio
                                                    manager and President at
                                                    Liberty's predecessor firm,
                                                    Eagle, from 1984 to 1994.
---------------------------------------------------------------------------------
 Elizabeth         Portfolio Manager--     Since    Ms. Groves joined the
 Groves            Real Estate             1998     Investment Adviser as a
 Vice President    Securities                       portfolio manager in 1998.
                                                    Her previous experience
                                                    includes 12 years in the real
                                                    estate and real estate
                                                    finance business. From 1991
                                                    to 1997, she worked in the
                                                    Real Estate Department of the
                                                    Investment Banking Division
                                                    of Goldman Sachs, where she
                                                    was responsible for both
                                                    public and private capital
                                                    market transactions.
---------------------------------------------------------------------------------
 Mark Howard-      Portfolio Manager--     Since    Mr. Howard-Johnson joined the
 Johnson           Real Estate             1998     Investment Adviser as a
 Vice President    Securities                       portfolio manager in 1998.
                                                    His previous experience
                                                    includes 15 years in the real
                                                    estate finance business. From
                                                    1996 to 1998, he was the
                                                    senior equity analyst for
                                                    Boston Financial, responsible
                                                    for the Pioneer Real Estate
                                                    Shares Fund. Prior to joining
                                                    Boston Financial, from 1994
                                                    to 1996, Mr. Howard-Johnson
                                                    was a real estate securities
                                                    analyst for The Penobscot
                                                    Group, Inc., one of only two
                                                    independent research firms in
                                                    the public real estate
                                                    securities business.
---------------------------------------------------------------------------------

                                                               SERVICE PROVIDERS


 DISTRIBUTOR AND TRANSFER AGENT


 Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the "Distributor") of each Fund's shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Funds' transfer agent (the "Transfer Agent") and, as such, performs various shareholder servicing functions.

 From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

 ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS


 The involvement of the Investment Adviser, Goldman Sachs and their affili-ates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to a Fund or limit a Fund's investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund's investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affili-ates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may, from time to time, enter into transactions in which other clients of Goldman Sachs have an adverse interest. A Fund's activities may be limited because of regula-tory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

 YEAR 2000


 Many computer systems were designed using only two digits to signify the year (for example, "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may incorrectly interpret "00" as the year "1900" rather than the year "2000," leading to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct for-ward-looking calculations, these computer problems may occur prior to January 1, 2000. Like other investment companies and financial and business organizations, the Funds could be adversely affected in their ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the Investment Adviser or other Fund service providers do not adequately address this prob-lem in a timely manner.

 In order to address the Year 2000 Problem, the Investment Adviser has taken the following measures:
 .The Investment Adviser has established a dedicated group to analyze these issues and to implement the systems modifications necessary to prepare for the Year 2000 Problem.
 .The Investment Adviser has sought assurances from the Funds' other service providers that they are taking the steps necessary so that they do not experience Year 2000 Problems, and the Investment Adviser will continue to monitor the situation.

 Currently, the Investment Adviser does not anticipate that the transition to the 21st century will have any material impact on its ability to continue to service the Funds at current levels.

 In addition, the Investment Adviser has undertaken measures to appropriately take into account available information concerning the Year 2000 prepared-ness of the issuers of securities held by the Funds. The Investment Adviser may obtain such Year 2000 information from various sources which the Invest-ment Adviser believes to be reliable, including the issuers' public regula-tory filings. However, the Investment Adviser is not in a position to verify the accuracy or completeness of such information.

 At this time, however, no assurance can be given that the actions taken by the Investment Adviser and the Funds' other service providers will be suffi-cient to avoid any adverse effect on the Funds due to the Year 2000 Problem.

Dividends

Each Fund pays dividends from its net investment income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:
 .Cash
 .Additional shares of the same class of the same Fund
 .Shares of the same or an equivalent class of another Goldman Sachs Fund. Spe-cial restrictions may apply for certain ILA Portfolios. See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from net investment income and distributions from net capital gains are declared and paid as follows:

                           Investment    Capital Gains
Fund                    Income Dividends Distributions
------------------------------------------------------
Internet Tollkeeper         Annually       Annually
------------------------------------------------------
Real Estate Securities     Quarterly       Annually
------------------------------------------------------

From time to time a portion of a Fund's dividends may constitute a return of capital.

At the time of an investor's purchase of shares of a Fund, a portion of the NAV per share may be represented by undistributed income or realized or unrealized appreciation of the Fund's portfolio securities. Therefore, subsequent distri-butions on such shares from such income or realized appreciation may be taxable to the investor even if the NAV of the shares is, as a result of the distribu-tions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

 The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds' Service Shares.

 HOW TO BUY SHARES


 How Can I Purchase Service Shares Of The Funds?
 Generally, Service Shares may be purchased only through institutions that have agreed to provide account administration and personal and account main-tenance services to their customers who are the beneficial owners of Service Shares. These institutions are called "Service Organizations." Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place pur-chase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their cus-tomers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Pur-chases of Service Shares must be settled within three business days of receipt of a complete purchase order.

 Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:
 .Wire federal funds to The Northern Trust Company ("Northern"), as subcustodian for State Street Bank and Trust Company ("State Street") (each Fund's custodian) on the next business day; or
 .Initiate an Automated Clearing House Network ("ACH") transfer to Northern;
  or
 .Send a check or Federal Reserve draft payable to Goldman Sachs Funds--(Name of Fund and Class of Shares), 4900 Sears Tower--60th Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

 What Do I Need To Know About Service Organizations?
 Service Organizations may provide the following services in connection with their customers' investments in Service Shares:
 .Acting, directly or through an agent, as the sole shareholder of record .Maintaining account records for customers

                                                               SHAREHOLDER GUIDE

 .Processing orders to purchase, redeem or exchange shares for customers .Responding to inquiries from prospective and existing shareholders .Assisting customers with investment procedures

 In addition, some (but not all) Service Organizations are authorized to accept, on behalf of Goldman Sachs Trust (the "Trust"), purchase, redemption and exchange orders placed by or on behalf of their customers, and may des-ignate other intermediaries to accept such orders, if approved by the Trust. In these cases:
 .A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund's NAV next deter-mined after such acceptance.
 .Service Organizations or intermediaries will be responsible for transmit-ting accepted orders and payments to the Trust within the time period agreed upon by them.

 You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

 Pursuant to a service plan adopted by the Trust's Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Service Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

 The Investment Adviser, Distributor and/or their affiliates may pay addi-tional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Subject to applicable NASD regu-lations, the Investment Adviser, Distributor and/or their affiliates may also contribute to various cash and non-cash incentive arrangements to pro-mote the sale of shares. This additional compensation can vary among Service Organizations depending upon such factors as the amounts their customers have invested (or may invest) in particular Goldman Sachs Funds, the partic-ular program involved, or the amount of reimbursable expenses. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% (annualized) of the amount invested.

 In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regard-ing these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

 What Is My Minimum Investment In The Funds?
 The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Serv-ice Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

 What Else Should I Know About Share Purchases?
 The Trust reserves the right to:
 .Reject or restrict any purchase or exchange orders by a particular pur-chaser (or group of related purchasers). This may occur, for example, when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

 The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund's investment policies and opera-tions and if approved by the Fund's Investment Adviser.

 How Are Shares Priced?
 The price you pay or receive when you buy, sell or exchange Service Shares is determined by a Fund's NAV. The Funds calculate NAV as follows:

                    (Value of Assets of the Class)
                     - (Liabilities of the Class)
     NAV = ---------------------------------------------------
                 Number of Outstanding Shares of the Class

 The Funds' investments are valued based on market quotations or, if accurate quotations are not readily available, the fair value of the Fund's invest-ments may be determined in good faith under procedures established by the Trustees.
 .NAV per share of each class is calculated by State Street on each business day as of the close of regular trading on the New York Stock Exchange (nor-mally 4:00 p.m. New York time). Fund shares will not be priced on any day the New York Stock Exchange is closed.
 .When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
 .When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.

                                                               SHAREHOLDER GUIDE


 Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time.

 Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

 In addition, the impact of events that occur after the publication of market quotations used by a Fund to price its securities but before the close of regular trading on the New York Stock Exchange will normally not be reflected in a Fund's next determined NAV unless the Trust, in its discre-tion, makes an adjustment in light of the nature and materiality of the event, its effect on Fund operations and other relevant factors.

 HOW TO SELL SHARES


 How Can I Sell Service Shares Of The Funds?
 Generally, Service Shares may be sold (redeemed) only through Service Orga-nizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organi-zation will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

 A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.


 ------------------------------------------------
  By Writing:    Goldman Sachs Funds
                 4900 Sears Tower--60th Floor
                 Chicago, IL 60606-6372
 ------------------------------------------------
  By Telephone:  1-800-621-2550
                 (8:00 a.m. to 4:00 p.m. New York
                 time)
 ------------------------------------------------

 What Do I Need To Know About Telephone Redemption Requests?
 The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized tele-phone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by tele-phone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraud-ulent transactions. The following general policies are currently in effect:
 .All telephone requests are recorded.
 .Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
 .The telephone redemption option may be modified or terminated at any time.

 Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

 How Are Redemption Proceeds Paid?
 By Wire: The Funds will arrange for redemption proceeds to be wired as fed-eral funds to the bank account designated in the recordholder's Account Application. The following general policies govern wiring redemption pro-ceeds:
 .Redemption proceeds will normally be wired on the next business day in fed-eral funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
 .To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
 .Neither the Trust nor Goldman Sachs assumes any responsibility for the per-formance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

 By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly exe-cuted redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

                                                               SHAREHOLDER GUIDE


 What Else Do I Need To Know About Redemptions?
 The following generally applies to redemption requests:
 .Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
 .Service Organizations are responsible for the timely transmittal of redemp-tion requests by their customers to the Transfer Agent. In order to facili-tate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Orga-nizations may also require additional documentation from you.

 The Trust reserves the right to:
 .Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give 60 days' prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
 .Redeem the shares in other circumstances determined by the Board of Trust-
  ees to be in the best interest of the Trust.
 .Pay redemptions by a distribution in-kind of securities (instead of cash).
  If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

 Can I Exchange My Investment From One Fund To Another?
 A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of any other Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days' written notice.


  Instructions For Exchanging Shares:
 -------------------------------------------------------------------
  By Writing:      .Write a letter of instruction that includes:
                   .The recordholder name(s) and signature(s)
                   .The account number
                   .The Fund names and Class of Shares
                   .The dollar amount to be exchanged
                   .Mail the request to:
                    Goldman Sachs Funds
                    4900 Sears Tower--60th Floor
                    Chicago, IL 60606-6372
 -------------------------------------------------------------------
  By Telephone:    If you have elected the telephone redemption
                   privilege on your Account Application:
                   .1-800-621-2550
                    (8:00 a.m. to 4:00 p.m. New York time)
 -------------------------------------------------------------------

 You should keep in mind the following factors when making or considering an exchange:
 .You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
 .All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.
 .Telephone exchanges normally will be made only to an identically registered account.
 .Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
 .Exchanges are available only in states where exchanges may be legally made. .It may be difficult to make telephone exchanges in times of drastic eco-
  nomic or market conditions.
 .Goldman Sachs may use reasonable procedures described under "What Do I Need
  To Know About Telephone Redemption Requests?" in an effort to prevent unau-thorized or fraudulent telephone exchange requests.

 For federal income tax purposes, an exchange is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should con-sult your tax adviser concerning the tax consequences of an exchange.

 What Types Of Reports Will Be Sent Regarding Investments In Service Shares? Service Organizations will receive from the Funds annual reports containing audited financial statements and semiannual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

Taxation

 TAXABILITY OF DISTRIBUTIONS


 Fund distributions are taxable to you as ordinary income (unless your investment is in an IRA or other tax-advantaged account) to the extent they are attributable to the Fund's net investment income, certain net realized foreign exchange gains and net short-term capital gains. They are taxable as long-term capital gains to the extent they are attributable to the Fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest in additional shares or take the distribution as cash. Certain distributions paid by a Fund in January of a given year may be taxable to shareholders as if received the prior Decem-ber 31. The tax status and amounts of the distributions for each calendar year will be detailed in your annual tax statement from the Fund.

 A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

 Each Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.

 There are certain tax requirements that the Funds must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instru-ments.

 TAXABILITY OF SALES AND EXCHANGES


 Any sale or exchange of Fund shares may generate a tax liability (unless your investment is in an IRA or other tax-advantaged account). Depending upon the purchase or sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.

 You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods that you hold shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss recog-nized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares.

 In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from a Fund or on the value of the shares held by you. More tax information is provided in the Additional Statement. You should also consult your own tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques


 A. General Portfolio Risks

 The Funds will be subject to the risks associated with equity securities. "Equity securities" include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock pur-chase rights. In general, stock values fluctuate in response to the activi-ties of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that a Fund holds may decline over short or extended periods. The stock markets tend to be cycli-cal, with periods when stock prices generally rise and periods when prices generally decline. The volatility of equity securities means that the value of your investment in the Funds may increase or decrease. As of the date of this Prospectus, certain stock markets were trading at or close to record high levels and there can be no guarantee that such levels will continue.

 To the extent that a Fund invests in fixed-income securities, that Fund will also be subject to the risks associated with its fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase. Con-versely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer could default on its obligations, and a Fund will not recover its invest-ment. Call risk and extension risk are normally present in mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (exten-sion risk). In general, if interest rates on new mortgage loans fall suffi-ciently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to invest-ors.

 The Investment Adviser will not consider the portfolio turnover rate a lim-iting factor in making investment decisions for a Fund. A high rate of port-folio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. The portfolio turnover rate is calcu-lated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. During the Internet Tollkeeper's first year of opera-tions, its portfolio turnover rate is not expected to exceed 50%. See "Fi-nancial Highlights" in Appendix B for a statement of the Real Estate Securi-ties Fund's historical portfolio turnover rates.

 The following sections provide further information on certain types of secu-rities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Addi-tional Statement describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund's investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.

 B. Other Portfolio Risks


 Risks of Investing In Internet and Internet-Related Companies. Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires exten-sive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regula-tory approvals may have an adverse effect on the products, services and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may affect negatively the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions (which may be caused by the "Year 2000 Problem" or other reasons), and the risk of losses arising out of liti-gation related to these losses. Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings

                                                                      APPENDIX A

 histories, and many Internet companies are currently operating at a loss and may never be profitable. In certain instances, Internet and Internet-related securities may experience significant price movements caused by dispropor-tionate investor optimism or pessimism with little or no basis in fundamen-tal economic conditions. As a result of these and other reasons, investments in the Internet and Internet-related industry can experience sudden and rapid appreciation and depreciation.

 Risks of Investing in Small Capitalization Companies and REITs. Investments in small capitalization companies and REITs involve greater risk and portfo-lio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies and REITs may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain peri-ods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. Because of the lack of suffi-cient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies and REITs include "unseasoned" issuers that do not have an established financial history; often have lim-ited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitaliza-tion companies and REITs may be more difficult to price precisely than other types of securities because of their characteristics and lower trading vol-umes.

 Risks of Foreign Investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securi-ties of U.S. issuers. Foreign investments may be affected by changes in cur-rency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

 The introduction of a single currency, the euro, on January 1, 1999 for par-ticipating nations in the European Economic and Monetary Union presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2001 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union ("EU"), may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions, and could adversely affect the value of securities held by the Funds.

 Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such proce-dures have been unable to keep pace with the volume of securities transac-tions, thus making it difficult to conduct such transactions.

 Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less gov-ernment regulation of foreign markets, companies and securities dealers than in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Efforts in foreign countries to remediate potential Year 2000 prob-lems are not as extensive as those in the United States. As a result, the operations of foreign markets, foreign issuers and foreign governments may be disrupted by the Year 2000 Problem, and the investment portfolio of a Fund may be adversely affected. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or con-fiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Funds, and political or social instability or diplomatic developments which could affect investments in those countries.

 Concentration of a Fund's assets in one or a few countries and currencies will subject a Fund to greater risks than if a Fund's assets were not geo-graphically concentrated.

                                                                      APPENDIX A


 Investments in foreign securities may take the form of sponsored and unsponsored American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs") or other similar instruments representing securities of foreign issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

 Risks of Emerging Countries. The Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are height-ened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Fund's purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respec-tive clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limi-tations have been reached.

 Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a spe-cific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportuni-ties in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct invest-ment in equity securities in certain Asian countries, it is anticipated that a Fund may invest in such countries through other investment funds in such countries.

 Many emerging countries have experienced currency devaluations and substan-tial (and, in some cases, extremely high) rates of inflation, which have had a negative effect on the economies and securities markets of such emerging countries. Econo-mies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

 Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodi-cally used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffec-tion, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Invest-ing in emerging countries involves greater risk of loss due to expropria-tion, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

 A Fund's investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such country to the Fund.

 Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and often may involve a Fund's delivery of securities before receipt of payment for their sale. In addi-tion, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to com-plete its contractual obligations. The creditworthiness of the local securi-ties firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

 The small size and inexperience of the securities markets in certain emerg-ing countries and the limited volume of trading in securities in those coun-tries may make a Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities mar-kets (such as the United States, Japan and most Western European countries). A Fund's investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and with-

                                                                      APPENDIX A

 out warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

 A Fund's use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, the Investment Adviser does not currently anticipate that a sig-nificant portion of the Funds' currency exposure in emerging countries, if any, will be covered by such instruments.

 Risks of Derivative Investments. A Fund's transactions, if any, in options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Each Fund may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

 Risks of Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:
 .Both domestic and foreign securities that are not readily marketable .Certain stripped mortgage-backed securities
 .Repurchase agreements and time deposits with a notice or demand period of more than seven days
 .Certain over-the-counter options
 .Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid

 Investing in 144A Securities may decrease the liquidity of a Fund's portfo-lio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

 Credit Risks. Debt securities purchased by the Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agen-cies, instrumentalities and sponsored enterprises), domestic and foreign corporations, banks and other issuers. Further information is provided in the Additional Statement.

 Debt securities rated BBB or higher by Standard & Poor's or Baa or higher by Moody's are considered "investment grade." Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers' capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, determined by the Investment Adviser to be of comparable credit quality.

 The Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as "junk bonds." Junk bonds are considered predominantly speculative and may be ques-tionable as to principal and interest payments.

 In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, invest-ment in such bonds will present greater speculative risks than those associ-ated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund's portfolio is downgraded by a rat-ing organization, the market price and liquidity of such security may be adversely affected.

 Temporary Investment Risks. Each Fund may, for temporary defensive purposes, invest a certain percentage of its total assets in:
 .U.S. government securities
 .Commercial paper rated at least A-2 by Standard & Poor's or P-2 by Moody's .Certificates of deposit
 .Bankers' acceptances
 .Repurchase agreements
 .Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

 When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.

                                                                      APPENDIX A


 C. Portfolio Securities and Techniques


 This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associ-ated risks. Further information is provided in the Additional Statement, which is available upon request.

 Convertible Securities. Each Fund may invest in convertible securities. Con-vertible securities are preferred stock or debt obligations that are con-vertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar qual-ity. Convertible securities in which a Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Con-vertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible secu-rity, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

 Foreign Currency Transactions. A Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to pur-chase or sell a specific currency at a future date at a price set at the time of the contract. A Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may also enter into such transactions to seek to increase total return, which is con-sidered a speculative practice.

 Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund's NAV to fluctuate (when the Fund's NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

 The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instru-ments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its pur-chase or sale commitments, if any, at the current market price.

 Structured Securities. Each Fund may invest in structured securities. Struc-tured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be posi-tively or negatively indexed, so that appreciation of the Reference may pro-duce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Refer-ence. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more vol-atile, less liquid and more difficult to price accurately than less complex securities.

 REITs. Each Fund may invest in REITS. REITS are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs' managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs are also subject to risks generally associated with invest-ments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. A Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

 Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument dur-ing the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write
 (sell) covered call and put options and pur-

                                                                      APPENDIX A

 chase put and call options on any securities in which they may invest or on any securities index comprised of securities in which they may invest. A Fund may also, to the extent that it invests in foreign securities, purchase and sell (write) put and call options on foreign currencies.

 The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is con-sidered a speculative activity). The successful use of options depends in part on the ability of the Investment Adviser to manage future price fluctu-ations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund's investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

 Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or pur-chase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on various securities (such as U.S. government securities), foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transac-tions on both U.S. and foreign exchanges.

 Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage their term structures, sector selec-tion and durations in accordance with their investment objectives and poli-cies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. A Fund will engage in futures and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations. A Fund may not purchase or sell futures contracts or purchase or sell related options to seek to increase total return, except for closing purchase or sale transactions, if immedi-ately thereafter the sum of the amount of initial margin deposits and premi-ums paid on the Fund's outstanding positions in futures and related options entered into for the purpose of seeking to increase total return would exceed 5% of the market value of the Fund's net assets.

 Futures contracts and related options present the following risks:
 .While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
 .Because perfect correlation between a futures position and portfolio posi-tion that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
 .The loss incurred by a Fund in entering into futures contracts and in writ-ing call options on futures is potentially unlimited and may exceed the amount of the premium received.
 .Futures markets are highly volatile and the use of futures may increase the volatility of a Fund's NAV.
 .As a result of the low margin deposits normally required in futures trad-ing, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
 .Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
 .Foreign exchanges may not provide the same protection as U.S. exchanges.

 Equity Swaps. Each Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other compo-nents of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

 An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, a Fund may suffer a loss if the counterparty defaults.

 When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed

                                                                      APPENDIX A

 price at a future date beyond customary settlement time. When-issued securi-ties are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

 The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

 Repurchase Agreements. Repurchase agreements involve the purchase of securi-ties subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with primary dealers in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.

 If the other party or "seller" defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's costs associated with delay and enforcement of the repurchase agree-ment. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund's interest in the collateral is not enforceable.

 In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may trans-fer uninvested cash balances into a single joint account, the daily aggre-gate balance of which will be invested in one or more repurchase agreements.

 Lending of Portfolio Securities. Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested in cash equivalents. If the Investment

 Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of a Fund (including the loan collateral).

 A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

 Short Sales Against-the-Box. Each Fund may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Fund will own an equal amount of securities sold short, or secu-rities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

 Preferred Stock, Warrants and Rights. Each Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earn-ings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

 Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the war-rant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

 Other Investment Companies. Each Fund may invest in securities of other investment companies (including SPDRs and WEBs, as defined below) subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other invest-ment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks.

 .Standard & Poor's Depository Receipts. The Funds may, consistent with their investment policies, purchase Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange ("AMEX") that represent ownership in the SPDR Trust, a trust which has been

                                                                      APPENDIX A

  established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the han-dling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.

 .World Equity Benchmark Shares. World Equity Benchmark Shares ("WEBS") are shares of an investment company that invests substantially all of its assets in securities included in the MSCI indices for specified countries. WEBS are listed on the AMEX and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their NAVs. However, WEBS have a limited operat-ing history and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS should occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of WEBS as part of its investment strategy.

 Unseasoned Companies. Each Fund may invest in companies (including predeces-sors) which have operated less than three years. The securities of such com-panies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

 Corporate Debt Obligations. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal, and include securities issued by banks and other financial insti-tutions. Each Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

 Bank Obligations. Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitations, time deposits, bankers' acceptances and certificates of deposit, may be gen-eral obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

 U.S. Government Securities and Related Custodial Receipts. Each Fund may invest in U.S. government securities and related custodial receipts. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or spon-sored enterprises. U.S. government securities may be supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association ("Ginnie Mae")); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to pur-chase certain obligations of the issuer (such as the Federal National Mort-gage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac")); or (d) only the credit of the issuer. U.S. government securities also include Treasury receipts, zero coupon bonds and other stripped U.S. government securities, where the interest and principal compo-nents of stripped U.S. government securities are traded independently.

 Interests in U.S. government securities may be purchased in the form of cus-todial receipts that evidence ownership of future interest payments, princi-pal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentali-ties, political subdivisions or authorities. For certain securities law pur-poses, custodial receipts are not considered obligations of the U.S. government.

 Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securi-ties. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mort-

                                                                      APPENDIX A

 gage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

 Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and Real Estate Mortgage Investment Conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In most cases, payments of principal are applied to the CMO classes in the order of their respective stated maturi-ties, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment and invests in cer-tain mortgages principally secured by interests in real property and other permitted investments.

 Mortgaged-backed securities also include stripped mortgage-backed securities ("SMBS"), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives 100% of the interest payments and the other that receives 100% of the prin-cipal payments from a pool of mortgage loans. The market value of SMBS con-sisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than pre-vailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

 Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of pre-payments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain posi-tions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to gener-ally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a secu-rity interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

 Borrowings. Each Fund can borrow money from banks and other financial insti-tutions in amounts not exceeding one-third of their total assets for tempo-rary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its total assets.

 Mortgage Dollar Rolls. The Real Estate Securities Fund may enter into mort-gage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously con-tracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund bene-fits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the secu-rities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund's performance.

 Successful use of mortgage dollar rolls depends upon the Investment Advis-er's ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experi-ence a loss. For financial reporting and tax purposes, the Fund treats mort-gage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing and do not treat them as borrowings.

 Yield Curve Options. The Real Estate Securities Fund may enter into options on the yield "spread" or differential between two securities. Such transac-tions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

 The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options pres-ent a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

                                                                      APPENDIX A


 Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps and Inter-est Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional princi-pal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties' respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

 The Real Estate Securities Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its fore-casts of market value, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.

 Inverse Floaters. The Real Estate Securities Fund may invest in inverse floating rate debt securities ("inverse floaters"). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Appendix B
Financial Highlights

 The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or less if the Fund has not been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an invest-ment in a Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 1998 has been audited by Arthur Andersen LLP, whose report, along with a Fund's financial statements, is included in the Fund's annual report (available upon request). As of the date of this Prospectus the Internet Tollkeeper Fund had not commenced oper-ations.

 REAL ESTATE SECURITIES FUND


                                                            Income from
                                                      investment operationsa
                                                     -------------------------
                                                                 Net realized
                                           Net asset            and unrealized
                                            value,      Net     gain (loss) on
                                           beginning investment   investment
                                           of period   income    transactions
------------------------------------------------------------------------------
For the Six Months Ended June 30, (unaudited)
1999 - Class A Shares                       $ 9.20     $0.21e       $ 0.60e
1999 - Class B Shares                         9.27      0.20e         0.59e
1999 - Class C Shares                         9.21      0.21e         0.57e
1999 - Institutional Shares                   9.21      0.22e         0.61e
1999 - Service Shares                         9.21      0.20e         0.61e
------------------------------------------------------------------------------
For the Period Ended December 31,
1998 - Class A Shares (commenced July 27)   $10.00     $0.15        $(0.80)
1998 - Class B Shares (commenced July 27)    10.00      0.14e        (0.83)e
1998 - Class C Shares (commenced July 27)    10.00      0.22e        (0.91)e
1998 - Institutional Shares (commenced
 July 27)                                    10.00      0.31e        (0.95)e
1998 - Service Shares (commenced July 27)    10.00      0.25e        (0.91)e
------------------------------------------------------------------------------


a Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
c Annualized.
d Not annualized.
e Calculated based on the average shares outstanding methodology.

                                                                      APPENDIX B






     Distributions to shareholders
  --------------------------------------
                            From net
               In excess  realized gain Net increase                      Net assets   Ratio of
   From net      of net   on investment  (decrease)  Net asset            at end of  net expenses
  investment   investment  and options  in net asset value, end  Total      period    to average
    income       income   transactions     value     of period  returnb   (in 000s)   net assets
-------------------------------------------------------------------------------------------------
    $(0.17)      $ --                      $ 0.64      $9.84      8.91%d   $112,430      1.44%c
     (0.15)        --                        0.64       9.91      8.63d         161      2.19c
     (0.15)        --                        0.63       9.84      8.57d         245      2.19c
     (0.18)        --                        0.65       9.86      9.20d      63,892      1.04c
     (0.16)        --                        0.65       9.86      8.95d           2      1.54c
-------------------------------------------------------------------------------------------------
    $(0.15)      $ --         $ --         $(0.80)     $9.20     (6.53)%d  $ 19,961      1.47%c
     (0.04)        --           --          (0.73)      9.27     (6.88)d          2      2.19c
     (0.10)        --           --          (0.79)      9.21     (6.85)d          1      2.19c
     (0.15)        --           --          (0.79)      9.21     (6.37)d     47,516      1.04c
     (0.13)        --           --          (0.79)      9.21     (6.56)d          1      1.54c
-------------------------------------------------------------------------------------------------

                                                 Ratios assuming
                                               no voluntary waiver
                                                     of fees
                                              or expense limitations
                                            --------------------------
                                Ratio of                   Ratio of
                             net investment  Ratio of   net investment
                               income to    expenses to     income     Portfolio
                                average     average net   to average   turnover
                               net assets     assets      net assets     rate
--------------------------------------------------------------------------------
1999 - Class A Shares             4.47%c       2.02%c        3.89%c     8.89%d
1999 - Class B Shares             4.09c        2.52c         3.76c      8.89d
1999 - Class C Shares             4.48c        2.52c         4.15c      8.89d
1999 - Institutional
Shares                            4.64c        1.37c         4.31c      8.89d
1999 - Service Shares             4.31c        1.87c         3.98c      8.89d
--------------------------------------------------------------------------------
1998 - Class A Shares
 (commenced July 27)             23.52%c       3.52%c       21.47%c     6.03%d
1998 - Class B Shares
 (commenced July 27)              3.60c        4.02c         1.77c      6.03d
1998 - Class C Shares
 (commenced July 27)              5.49c        4.02c         3.66c      6.03d
1998 - Institutional
 Shares (commenced July 27)       8.05c        2.87c         6.22c      6.03d
1998 - Service Shares
 (commenced July 27)              6.29c        3.37c         4.46c      6.03d
--------------------------------------------------------------------------------


a Includes the balancing effect of calculating per share amounts.
b Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
c Annualized.
d Not annualized.
e Calculated based on the average shares outstanding methodology.

Index

   1 General Investment
     Management Approach
   3 Fund Investment Objectives
     and Strategies
       3 Goldman Sachs Internet Tollkeeper Fund
       6 Goldman Sachs Real Estate
         Securities Fund
   8 Other Investment Practices
     and Securities
  10 Principal Risks of the Funds
  13 Fund Performance
  14 Fund Fees and Expenses
  17 Service Providers

  23 Dividends
  24 Shareholder Guide
      24 How To Buy Shares
      27 How To Sell Shares
  31 Taxation
  33 Appendix A
     Additional Information
     on Portfolio Risks,
     Securities and
     Techniques
  52 Appendix B
     Financial Highlights

Specialty Funds
Prospectus (Service Shares)

 FOR MORE INFORMATION


 Annual/Semiannual Report
 Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The annual report for the Internet Tollkeeper Fund for the fiscal period ended December 31, 1999 will become available to shareholders in February 2000.

 Statement of Additional Information
 Additional information about the Funds and their policies is also available in the Funds' Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Pro-spectus).

 The Funds' annual and semiannual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

 To obtain other information and for shareholder inquiries:

 By telephone - Call 1-800-621-2550
 By mail - Goldman Sachs Funds, 4900 Sears Tower - 60th Floor, Chicago, IL 60606-6372
 By e-mail - gs-funds@gs.com
 On the Internet - Text-only versions of the Funds' documents are located online and may be downloaded from:
    SEC EDGAR database - http://www.sec.gov

 You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.


                            [LOGO OF GOLDMAN SACHS]

        The Funds' investment company registration number is 811-5349. Goldman Sachs Internet Tollkeeper Fund is a service mark of Goldman, Sachs &
                                      Co.
509412
SPECPROSVC